As filed with the Securities and Exchange Commission on November 21, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

ANNUAL REPORT: 09/30/22

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

John W. Rogers, Jr. Chairman and Co-CEO	Mellody Hobson Co-CEO and President

Average annual total returns as of 09/30/22

	3Q22	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	-7.47%	-27.63%	-25.05%	4.13%	3.80%	9.14%	10.25%

Russell 2500TM Value Index	-4.50	-20.41	-15.35	4.52	3.78	8.42	10.26

Russell 2500TM Index	-2.82	-24.01	-21.11	5.36	5.45	9.58	10.09

S&P 500® Index	-4.88	-23.87	-15.47	8.16	9.24	11.70	10.17

*	The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 09/30/22

	3Q22	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	-5.66%	-23.87%	-18.50%	3.66%	3.23%	8.05%	9.57%

Russell Midcap® Value Index	-4.93	-20.36	-13.56	4.50	4.76	9.44	10.50

Russell Midcap® Index	-3.44	-24.27	-19.39	5.19	6.48	10.30	10.59

S&P 500® Index	-4.88	-23.87	-15.47	8.16	9.24	11.70	9.60

*	The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM  3

DEAR FELLOW SHAREHOLDER:

There was no shortage of drama during the third quarter. Much of the post-Covid enthusiasm has been drained from stocks as a bear market has taken hold and prices have begun to reflect worst case scenarios. Wall Street is firmly in the grips of recession fears and obsessed with the Federal Reserve’s ability to navigate the tradeoff between a hard economic landing and runaway inflation. These troubles are compounded by a bruising combination of lingering supply chain disruptions, escalating geopolitical risk in Europe and the growing possibility of a full-blown energy crisis. Most corporate leaders lack hands-on experience managing through these challenges—degrees of difficulty that have been largely absent for the last 50 years. Against this backdrop, earnings expectations are beginning the painful reset to reflect today’s economic reality. Uncertainty rules the day.

Not all is lost, however, as demand remains resilient in the face of rising prices. Consumer spending—which accounts for more than two-thirds of U.S. economic activity—increased +0.4% in August, after falling -0.2% in July.1 Meanwhile, strong corporate and consumer balance sheets are helping to buffer economic weakness. Although sentiment continues to slide as evidenced by softening consumer confidence and tepid guidance updates from management teams, this contrary indicator could ultimately be telegraphing better days ahead.

Which brings us to the bright, silver lining—valuation. We believe the best indicator of future stock returns is the price an investor pays for shares. A falling stock market has given us the opportunity to load up on our favorite companies at bargain prices as index earnings multiples have generally fallen below their 25-year averages.2 As we detailed in our second quarter letter, our own portfolios are selling close to historic discounts. This, in combination with our strong belief in the long-term resilience of the U.S. economy as well as the prospects for our holdings, allows us to tune out the noise while calmly and deliberately executing our nearly 40-year-old, patient investing strategy.

LEVERAGING UNCERTAINTY

In response to the prevailing anxiety, Wall Street is laser focused on the short term. And yet, as market pundits work to dissect daily—and even hourly—share price moves, our portfolio company management teams concede their lack of near-term visibility. While navigating the here and now, these executives are largely focused on the sustained health of their businesses. The dichotomy between investor perceptions and management’s reality reminds us that stock prices are much more volatile than the asset values that underpin them.

In such a topsy-turvy environment, knee jerk reactions to short-term gyrations can decimate value. For that reason, our sole consideration of recent events and macroeconomic developments is how they might affect the long-term intrinsic worth of our names. While guessing the near-term direction of tomorrow’s stock prices has a large and vocal audience, we are focused on the next five-to-ten years, not the next five-to-ten months. Much has been written on the ineffectiveness of market timing and the futility of forecasting short-term economic phenomena, but it captures Wall Street’s imagination. It also heightens hysteria. These emotional responses drive the volatility that creates our biggest opportunities—like the depths of the 2008-2009 financial crisis and peak pandemic fears in 2020.

“While guessing the near-term direction of tomorrow’s stock prices has a large and vocal audience, we are focused on the next five-to-ten years, not the next five-to-ten months.”

As the market swings from one scenario to another, we focus on assessing the Private Market Values of businesses based on a consistent application of our investment philosophy and process. Our Private Market Value (PMV)

[1]

Lucia Mutikani, “U.S. consumer spending rebounds, but high inflation cooling demand,” Reuters. September 30, 2022, Accessed October 18, 2022, https:// www.reuters.com/markets/us/us-consumer-spending-rebounds-august-inflation-picks-up-2022-09-30/

[2]

Vincent Juvyns, “Quarterly Market Review,” J.P. Morgan Asset Management, October 10, 2022, Accessed October 18, 2022, https://am.jpmorgan.com/fi/en/ asset-management/adv/insights/market-insights/market-updates/monthly-market-review/#:~:text=equity%20market%20valuations%20have%20now%20 generally%20fallen%20below%20their%2025%2Dyear%20averages

4   SLOW AND STEADY WINS THE RACE

methodology assesses recent transactions, determines break-up values and performs discounted cash flow analysis to calculate the full and fair price an independent buyer would pay to own an entire company and control its free cash flow. Simplified measures such as price-to-earnings ratios3 are easy to compute and can offer a healthy sanity check to some valuation metrics, but they can also give an illusion of precision in an impetuous market, obscuring the reality that estimating earnings in a recession (that may or may not happen) or period of unstable inflation is quite difficult.

SHOPPING IN OUR CLOSET

In a slowing economy, consumers often tighten their belts. They will forego new clothes and instead revisit overlooked, already-owned treasures by “shopping in their closets.” These days, many are asking what we are buying in the face of today’s widespread price dislocations? Not unlike everyday consumers, we believe the best values are currently to be had in our own “closet.” By purchasing shares of existing and previously owned portfolio holdings, we are doubling down on the undervalued companies and management teams we know best. When markets indiscriminately punish the good, the bad and the ugly in equal measure, our deep knowledge of our companies and longstanding relationships with their corporate leaders provide us with courage, conviction and clarity amid chaos.

During the third quarter, we added to some of our favorite names as their share prices withered under market and, at times, company specific circumstances. For example, Ariel Fund took advantage of price weakness in the leading manufacturer and distributor of floor coverings, Mohawk Industries Inc. (MHK), as the slowing U.S. housing market began to change consumer discretionary spending. Higher natural gas prices and constrained supply in Europe presented another headwind. With softer demand and lower margins likely, management has increased prices, enhanced service levels and restructured to reduce costs. Having owned the name in various Ariel portfolios since 2004, we believe the company can deliver sales growth and generate strong cash flow despite inflation, rising rates and geopolitical instability.

Paramount Global (PARA) is another Ariel Fund favorite whose shares have weakened in recent months. We have successfully owned variations of this successor company to Viacom and CBS on and off since 2006. We nearly eliminated our entire firm-wide position at $100.34 a share in March 2021. Although linear television and suspended operations in Russia have pinched near-term results, the company’s fresh array of content has propelled global subscriptions to 64 million active users. CBS was the #1 ranked network for the 20th consecutive quarter and Paramount Pictures opened five #1 films in a row, with “Top Gun Maverick” grossing over $1.3 billion to date. With its shares now selling at $19.04—a gaping -59% discount to our estimate of its intrinsic worth—our enthusiasm for the name is higher today than ever.

Lastly, in recent months, both Ariel and Ariel Appreciation Funds re-purchased shares in Generac Holdings, Inc. (GNRC), a leading global manufacturer of power generation equipment for the residential, light commercial and industrial markets. We first initiated a position in GNRC in our small cap separate account portfolios in February 2019 at $52 when generators were considered luxury goods. Concerns about climate change and aging infrastructure, as well as a hybrid work environment, have spurred a new reality. The U.S. suffered 383 electricity disturbances last year, up from 141 in 2016.4 As hurricanes, wildfires and sweltering heat causes widespread outages, the demand for backup power has increased, making the home generator almost as essential as the refrigerators they power.

Generac was a pandemic darling and we profitably parted ways in December 2020 when its rapid price appreciation to $227.34 made its shares too rich for our value blood. It is worth noting, the stock doubled from there before falling. This September, we re-initiated a position in the

[3]

Price-to-earnings ratio is a valuation ratio of a company’s share price to its per-share earnings. In general, a high “P/E ratio” suggests that investors are expecting higher earnings growth in the future compared to companies with lower P/E ratios. P/E ratio comparisons are more applicable for companies in the same industry, against the stock market in general or against the company’s own historical P/E ratio.

[4]

Matt Phillips, “Climate Change Calls for Backup Power, and One Company Cashes In,” The New York Times. September 15, 2021, Accessed October 18, 2022, https://www.nytimes.com/2021/09/15/business/generac-climate-change-generators.html

ARIELINVESTMENTS.COM  5

Funds at $181.21 as demand for big-ticket items is being suppressed by more expensive debt financing along with inflation-driven price increases. Since the time of our re-entry, the stock has fallen further as dealers struggle to keep up with installations. Still, we remain attracted to the company’s unmatched distribution network, strong product portfolio and underlying long-term demand. And despite the company’s need to work through some backlog to grow again, we delight in the opportunity to own the deeply discounted stock of a unique, high-quality business that commands a whopping 75% market share in the North American residential market.

LOOKING FORWARD

Our approach to extreme market movements is simple in theory, but its real-life application is not an easy undertaking. Value investing requires great effort and conviction. Our job is to respond, not react. There is a difference. Reacting is often impulsive, while responding leads us to take a longer-term view. These days, we spend our time checking and rechecking our analyses, confirming our investment theses, and making sure our companies have the competitive advantages and financial wherewithal to withstand any near-term pain. In the short term, anything can happen. In the long term, fundamentals drive all outcomes.

PORTFOLIO COMINGS AND GOINGS

In Ariel Fund, we initiated a new position in GCM Grosvenor Inc. (GCMG), a 50-year-old, Chicago-based, alternative asset manager that pioneered fund-of-funds investing and provides clients with customized multi-manager portfolios and portfolios of direct and co-investments. We believe the company has the potential to achieve economies of scale and grow market share as it expands globally, especially through its ESG and Impact strategies.

On the sell side, Ariel Fund successfully exited our investment in Keysight Technologies, Inc. (KEYS) which is a top electronic test and measurement business. No names were eliminated from Ariel Appreciation Fund this quarter.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

6   SLOW AND STEADY WINS THE RACE

Ariel Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The extraordinary performance shown for recent short-term period(s) may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting our website, arielinvestments.com.

All major indices closed the trailing one-year period in bear market territory. Persistently high inflation, escalating geopolitical tensions in Russia/Ukraine, energy-price shocks and aggressive central-bank tightening have weighed on consumer and business confidence. Recession watch has taken hold as many investors fear a Fed-induced hard landing. While Wall Street sits on edge and markets remain erratic, we are actively leaning into the moment by judiciously acquiring the downtrodden shares of quality companies whose value we believe should be realized over the long term. Against this backdrop Ariel Fund traded -25.05% lower over the trailing one-year-period, underperforming the Russell 2500 Value Index’s -15.35% return and the -21.11% loss of the Russell 2500 Index.

Global leader in for-profit education, Adtalem Global Education (ATGE) was a top contributor over the trailing one-year period, on solid top and bottom-line financial results. With the recent completion of the Walden acquisition and the divestiture of the Financial Services segment, ATGE has become a pure-play healthcare education provider with the scale and capabilities to capitalize on robust demand for skilled nurses, MDs and PhDs across the country.

Leading manufacturer of consumer food products, J.M. Smucker Co. (SJM) also aided relative results over the period. Despite cost inflation, industry-wide supply chain challenges and the Jif peanut butter product recall, strong consumer demand across SJM’s product-lines drove a top-and bottom-line earnings beat and subsequent raise in full year 2023 guidance. Looking ahead, we remain confident in management’s ability to drive long term growth and create value for shareholders throughout the current operating environment.

By comparison, shares of rebranded leading entertainment company, Paramount Global (PARA), (formerly ViacomCBS Inc.) was the largest detractor to relative performance over the trailing one-year period. Strength in filmed entertainment and market share gains in streaming were partially offset by weakness in linear television. PARA’s decision to suspend services in Russia also negatively impacted earnings growth. Nonetheless, the company has continued to display strong business fundamentals. PARA’s fresh array of global content is driving subscriber momentum worldwide across its direct-to-consumer platform with global subscriptions reaching nearly 64 million active users. Additionally, CBS was ranked the #1 network for the 20th consecutive quarter and Paramount Pictures opened five #1 films in a row, with Top Gun Maverick grossing over

$1.3 billion to date. At today’s valuation, we believe PARA’s risk/reward is skewed sharply to the upside.

Leading manufacturer and distributor of floorcovering products, Mohawk Industries Inc. (MHK) also underperformed in the period. MHK has consistently demonstrated its ability to deliver sales growth and generate strong cash flow despite significant inflation, rising interest rates, and geopolitical instability. However, this quarter was an inflection point as the slowing U.S. housing market began to change consumer discretionary spend. Higher natural gas prices and constrained supply in Europe presented another headwind. Given these factors, MHK guided to softening demand and increasing pressure on margins moving forward. Management initiated corrective actions across the enterprise including implementing further price increases, enhancing service levels and restructuring to reduce costs. In our view, MHK’s track record of success managing through economic cycles and healthy balance sheet have the company well positioned to benefit from long-term growth in residential remodeling, new home construction and commercial projects. At current levels, MHK is trading at a -67% discount to our estimate of private market value.

Escalating geopolitical tensions, persistently high inflation, slowing economic growth and the potential for excessive Fed tightening continues to fuel recessionary fears. And yet, we view the probability of the most severe “hard landing,” or deep recession, to be less likely. Unemployment remains near historic lows and balance sheets of U.S. financial institutions and households are generally in good shape. We continue to be cautiously optimistic these factors will protect against a severe downturn. Meanwhile, values are abundant when the investment environment feels the most uncomfortable. With 39 years of experience, we are trained and battle-tested for these moments. We believe bear markets and oversold stocks create ripe buying opportunities for long-term, patient investors. We are diligently evaluating the collapsing prices of stocks on our watchlist versus our expectations of what these companies and their underlying business fundamentals should be valued at over the long-term. In times like these, we believe the worst-case scenario gets priced in giving us a margin of safety1 to buy and hold our favorite companies with confidence through the uncertainty until the market digests the volatility. Although our portfolios have sold off in recent months, in our view they are statistically cheap—trading at a significant discount to their private market values (PMV)2—or what some call intrinsic worth. In the past, portfolio dislocations of this magnitude have often served as a prelude to our most robust recoveries.

[1]

Attempting to purchase a stock with a margin of safety does not protect investors from the loss of their investment, volatility associated with stocks, declining fundamentals, external forces, or our incorrect assumptions.

[2]

Discount to Private Market Value (“PMV”) represents the percentage discount at which the portfolio traded as compared to the portfolio holdings’ PMV as determined by Ariel Investments. References to PMV are for the time period: 12/31/07 – 09/30/22.

ARIELINVESTMENTS.COM  7

Ariel Appreciation Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The extraordinary performance shown for recent short-term period(s) may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

All major indices closed the trailing one-year period in bear market territory. Persistently high inflation, escalating geopolitical tensions in Russia/Ukraine, energy-price shocks and aggressive central-bank tightening have weighed on consumer and business confidence. Recession watch has taken hold as many investors fear a Fed-induced hard landing. While Wall Street sits on edge and markets remain erratic, we are actively leaning into the moment by judiciously acquiring the downtrodden shares of quality companies whose value we believe should be realized over the long term. Against this backdrop, Appreciation Fund fell -18.50% over the trailing one-year-period, underperforming the Russell Midcap Value Index’s return of -13.56% and ahead of the -19.39% loss posted by the Russell Midcap Index.

Distributor of pharmaceutical and medical products, Cardinal Health, Inc. (CAH) was the top contributor to relative results in the period as leadership changes within the C-suite and governance enhancements on the board were viewed to be a positive for shares. Management also provided a new profit outlook for Fiscal 2023 and announced an improvement plan for the medical segment. We are encouraged by these changes and think CAH’s underlying fundamentals and competitive advantages around preventative maintenance screenings and medication management will continue to improve. We believe valuations of health care companies like CAH that focus on cost optimization and promote technological efficiency across the supply chain will be rewarded over the long term.

Personal auto insurer, Progressive Corporation (PGR) also aided performance over the trailing one-year period. PGR continues to deliver solid earnings results highlighted by premium growth. The company’s auto losses remain below historic levels as the continuation of work-from-home policies due to the pandemic has resulted in relatively benign rush hour traffic, where accident frequency is higher. Looking ahead, we expect the top line will continue to benefit from PGR’s digital dominance for auto insurance in the direct channel, bundled homeowner’s insurance offering and commercial insurance expansion.

Alternatively, shares of Stanley Black & Decker (SWK) underperformed over the trailing one-year period, as inflation and rapidly rising rates drove a swift deterioration in consumer demand. In response, SWK is laser-focused on reducing inventory to generate cash flow and re-sizing the cost base through simplifying its corporate structure, optimizing operations and transforming the supply chain. Though the macroeconomic backdrop remains challenging, we have conviction in SWK’s experienced executive management team and think the balance sheet is well positioned to weather the storm. At current levels, SWK is trading at a substantial, historically high discount to our estimate of private market value.

Entertainment holding company, Madison Square Garden Entertainment Corp. (MSGE) also weighed on relative results. The company announced a potential spin-off of its live entertainment and MSG Networks businesses from TAO and MSG Sphere, its coming Las Vegas property. Management also noted a high-single digit increase in the capital budget for Sphere. In our view, this divestiture would address different investor bases as MSG Sphere and TAO Company would represent higher growth initiatives, while the remaining assets are generally slower growth, albeit stable cash flow generators. At the consolidated level, we continue to have conviction in MSGE’s improving long-term fundamental outlook. Management is projecting a record year in the booking business and sees momentum at TAO. We also expect shares to benefit from normalized 2022-23 NBA and NHL seasons, as well as a full-year of Online Sports Betting now live in New York. Looking ahead, we remain bullish on digital access to sports, as well as the opportunity at the Sphere. In our view, the underlying value of MSGE’s physical assets coupled with our conviction around management’s expertise make this an attractive opportunity.

Escalating geopolitical tensions, persistently high inflation, slowing economic growth and the potential for excessive Fed tightening continues to fuel recessionary fears. And yet, we view the probability of the most severe “hard landing,” or deep recession, to be less likely. Unemployment remains near historic lows and balance sheets of U.S. financial institutions and households are generally in good shape. We continue to be cautiously optimistic these factors will protect against a severe downturn. Meanwhile, values are abundant when the investment environment feels the most uncomfortable. With 39 years of experience, we are trained and battle-tested for these moments. We believe bear markets and oversold stocks create ripe buying opportunities for long-term, patient investors. We are diligently evaluating the collapsing prices of stocks on our watchlist versus our expectations of what these companies and their underlying business fundamentals should be valued at over the long-term. In times like these, we believe the worst-case scenario gets priced in giving us a margin of safety1 to buy and hold our favorite companies with confidence through the uncertainty until the market digests the volatility. Although our portfolios have sold off in recent months, in our view they are statistically cheap—trading at a significant discount to their private market values (PMV)2—or what some call intrinsic worth. In the past, portfolio dislocations of this magnitude have often served as a prelude to our most robust recoveries.

[1]

Attempting to purchase a stock with a margin of safety does not protect investors from the loss of their investment, volatility associated with stocks, declining fundamentals, external forces, or our incorrect assumptions.

[2]

Discount to Private Market Value (“PMV”) represents the percentage discount at which the portfolio traded as compared to the portfolio holdings’ PMV as determined by Ariel Investments. References to PMV are for the time period: 12/31/07 – 09/30/22.

8   SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager	Portfolio manager

Composition of equity holdings (%)*1

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	34.95	14.23	13.92	15.06

Industrials	25.23	17.21	19.23	12.11

Financials	20.47	22.22	16.22	10.63

Health Care	6.54	8.88	13.35	14.33

Real Estate	5.13	11.71	8.06	2.90

Utilities	2.75	4.79	3.53	3.36

Energy	2.07	5.09	5.76	4.72

Consumer Staples	1.95	2.74	2.91	6.19

Technology	0.00	7.37	11.70	26.36

Basic Materials	0.00	4.35	3.89	1.81

Telecommunications	0.00	1.42	1.44	2.53

* Industry weightings are calculated based on equity holdings as a percentage of total net assets.

1 Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification.

Source:FactSet.

Average annual total returns (%) as of 9/30/2022

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	-7.47	-25.05	4.13	3.80	9.14	7.87	10.25

Ariel Fund–Institutional Class+	-7.40	-24.82	4.46	4.12	9.47	8.05	10.36

Russell 2500TM Value Index	-4.50	-15.35	4.52	3.78	8.42	9.37	10.26

Russell 2500TM Index	-2.82	-21.11	5.36	5.45	9.58	10.22	10.09

S&P 500® Index	-4.88	-15.47	8.16	9.24	11.70	9.84	10.17

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum of 4.75% sales load charged prior to 7/15/94.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/22)

Investor Class	0.98%

Institutional Class	0.67%

As of September 30, 2021, Ariel Fund’s Investor Class and Institutional Class had annual expense ratios of 1.00% and 0.69%, respectively.

Top ten equity holdings (% of net assets)

1.	Madison Square Garden Ent. Corp.	4.4	6.	Resideo Technologies, Inc.	3.8
2.	Adtalem Global Education, Inc.	4.3	7.	Lazard, Ltd., Class A	3.7
3.	Mattel, Inc.	4.0	8.	Mohawk Industries, Inc.	3.7
4.	Paramount Global	4.0	9.	Jones Lang LaSalle, Inc.	3.7
5.	Boyd Gaming Corp.	3.9	10.	Zebra Technologies Corp.	3.6

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM  9

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Roger s, Jr.	Timothy R. Fidler, CFA
Co-portfolio manager	Co-portfolio manager

Composition of equity holdings (%)*1

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	29.60	18.16	13.81	10.63

Consumer Discretionary	24.52	13.33	15.49	15.06

Industrials	20.51	16.70	17.77	12.11

Health Care	12.14	7.16	9.77	14.33

Consumer Staples	4.60	4.69	4.24	6.19

Energy	2.75	5.52	5.73	4.72

Utilities	2.52	9.73	6.35	3.36

Real Estate	2.29	11.95	8.38	2.90

Technology	0.00	7.06	13.37	26.36

Basic Materials	0.00	4.11	3.63	1.81

Telecommunications	0.00	1.60	1.46	2.53

* Industry weightings are calculated based on equity holdings as a percentage of total net assets.

1 Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification.

Source:FactSet.

Average annual total returns (%) as of 9/30/2022

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	-5.66	-18.50	3.66	3.23	8.05	8.11	9.57

Ariel Appreciation Fund–Institutional Class+	-5.59	-18.24	3.98	3.55	8.40	8.29	9.69

Russell Midcap® Value Index	-4.93	-13.56	4.50	4.76	9.44	10.20	10.50

Russell Midcap® Index	-3.44	-19.39	5.19	6.48	10.30	10.74	10.59

S&P 500® Index	-4.88	-15.47	8.16	9.24	11.70	9.84	9.60

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/22)

Investor Class	1.10%

Institutional Class	0.79%

As of September 30, 2021, Ariel Appreciation Fund’s Investor Class and Institutional Class had annual expense ratios of 1.12% and 0.81%, respectively.

Top ten equity holdings (% of net assets)

1.	The Charles Schwab Corp.	4.7	6.	Laboratory Corp. of America Holdings	3.4
2.	BOK Financial Corp.	4.6	7.	Aflac, Inc.	3.1
3.	Goldman Sachs Group, Inc.	4.5	8.	BorgWarner, Inc.	3.0
4.	Northern Trust Corp.	4.2	9.	Madison Square Garden Ent. Corp.	3.0
5.	Mattel, Inc.	3.5	10.	Axalta Coating Systems, Ltd.	2.9

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

10   SLOW AND STEADY WINS THE RACE

Charles K. Bobrinskoy

Vice Chairman

Portfolio Manager

Average annual total returns as of 09/30/22

	3Q22	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Focus Fund	-7.45%	-18.92%	-14.91%	4.34%	3.88%	7.51%	5.24%

Russell 1000® Value Index	-5.62	-17.75	-11.36	4.36	5.29	9.17	6.84

S&P 500® Index	-4.88	-23.87	-15.47	8.16	9.24	11.70	8.76

*	The inception date for Ariel Focus Fund is 06/30/05.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund declined -7.45% in the third quarter, trailing the Russell 1000 Value Index and the S&P 500 Index which fell -5.62% and -4.88%, respectively. Year-to-date, Ariel Focus Fund has fallen -18.92%, trailing the Russell 1000 Value, which returned -17.75% but beating the S&P 500 which moved into bear market territory with a negative return of -23.87%.

TALKING STOCK

Our recent quarterly letters have been dominated by the macro themes of inflation, interest rates and a possible recession. While these economic trends continue to drive U.S. equity markets, we will focus this letter on some of the stocks that have had the largest impact on performance. We would be remiss, however, without a brief comment on the market as a whole. We monitor investor sentiment so that we can be “greedy when others are fearful and fearful when others are greedy,” as Warren Buffett has wisely counseled. Today, fear is in abundance. A year ago, over 40% of financial advisors reported being “bullish,” with only 23% “bearish.” Today, those percentages have basically reversed. Only 25% are now bullish, with 42% bearish.1 Meanwhile, the bond market is

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

[1]	Source: Investor Intelligence Advisor Sentiment, October 12, 2022

ARIELINVESTMENTS.COM  11

telegraphing a recession with an inverted yield curve. These days, 2-year Treasuries yield 4.44%, while 10-year Treasuries yield 3.99%. The market is anticipating a Fed-induced recession in the U.S. and is punishing the shares of economically sensitive companies. We acknowledge the growing probability of a near-term recession while working to maintain a portfolio of companies trading below our calculation of intrinsic value due to the market’s excessive short-term focus.

“We monitor investor sentiment so that we can be ‘greedy when others are fearful and fearful when others are greedy,’ as Warren Buffett has wisely counseled. Today, fear is in abundance.”

In the most recent quarter, BOK Financial Corporation (BOKF) was the largest positive contributor to performance, returning +18.23% in a down market. As we write, BOK Financial has become our second largest position. It is the former Bank of Oklahoma, renamed to reflect its expansion throughout much of the American Southwest. What has not changed, in our opinion, is the company’s strong credit culture as first established by its largest shareholder George Kaiser. In an oil and gas industry famous for “wildcatters,” boom and bust cycles, and credit losses, Kaiser and a team of bank executives led by CEO Stacy Kymes have established BOK Financial as a leading bank in the region. We believe the company has the ability to choose the best clients, growing without relaxing credit discipline.

Although BOK Financial earned a return on equity of +11.3% in the second quarter, it trades at 1.3 times book, well below other regional banks. We believe the stock is languishing because there is no near-term catalyst. Mr. Kaiser has publicly stated that Oklahoma and surrounding states need a leading independent regional bank. As a result, he has structured its ownership to make it very difficult for it to be acquired by a larger bank.

As value investors, we are often attracted to companies trading below their intrinsic value because of “an absence of a future catalyst.” A core teaching of Ben Graham, the founder of value investing, is that a company selling at a large discount to its private market value2 may have no obvious near-term means of closing this gap. But in the long run, the market is a weighing machine that measures cashflows, not popularity. While we wait, we have been compensated with strong performance from BOK Financial.

Our second largest contributor in the quarter was Hanger Inc. (HNGR) which jumped +29.54% after announcing a sale to Patient Capital for $18.75 per share. Unfortunately, the acquisition price was negotiated after Hanger had posted disappointing first quarter earnings. The deal produced a return of only +2.3% for Hanger shareholders this year. We must acknowledge that while Hanger remained a leader in providing orthotic and prosthetic (O&P) services to its patients, many of whom had tragically lost limbs through accident or disease, the company was never able to achieve our profitability projections and was sold for a price well below our calculation of intrinsic value. Ariel Focus Fund exited its position in Hanger this quarter.

In the most recent quarter, our biggest detractor was ZimVie Inc. (ZIMV) which declined -38.35%. ZimVie is a manufacturer and distributor of medical products, principally implants for dental and spinal surgery. The company was spun out of Zimmer Biomet last November. In our opinion, ZimVie has become an “orphan stock” with a market capitalization of only $200 million as we write. Its shares were distributed to all holders of Zimmer Biomet, many of whom could not own a company with such a small market cap. Likewise, Wall Street analysts have little incentive to follow the company. In hindsight, we believe ZimVie is probably not large enough to remain a stand-alone public company and estimate a change-of-control valuation materially above today’s stock price.

Mohawk Industries, Inc. (MHK) fell -26.51%, in sympathy with broad weakness in housing related stocks during the quarter. Various Ariel portfolios have owned Mohawk continuously since 2004. The company is a leader

[2]

Discount to Private Market Value is the percentage discount the portfolio trades at relative to Ariel Investments’ internal estimate of the portfolio’s private market value (PMV). There is no guarantee that companies we invest in will achieve our PMV or projected future earnings.

12   SLOW AND STEADY WINS THE RACE

in the manufacture and distribution of residential and commercial flooring. Historically, carpeting represented the bulk of Mohawk’s sales. Recently, the market has moved toward non-carpet floorings including ceramic tyle, laminates, wood and luxury vinyl. This shift has required Mohawk to create new capabilities through acquisition and capital expenditures. Recently, increasing prices on many of its inputs (for example, carpet fibers are oil based) have forced Mohawk to raise its own prices. In the second quarter, Mohawk reported operating margins below our expectations and those of Wall Street analysts. Recently, rising interest rates have pushed mortgage rates higher, making homes less affordable. New home construction and sales of existing homes often drive orders for new flooring. Current market expectations are for 2023 Mohawk earnings to be revised downward. We acknowledge this possibility, but its shares have been punished excessively. By our calculations, Mohawk is currently trading at only 6.2 times our estimate of next twelve months earnings. We believe we are being more than fairly compensated for the risk of short-term earnings revisions.

The Western Union Company (WU) shares returned -16.65% during the quarter. Our investment thesis around Western Union has been relatively consistent over our ownership history. We believe the company’s network of 500,000 global agents gives it an economic advantage in the business of cross-border remittance payments. A worker sending money home to their family needs an agent near where they work AND near their family back home. Western Union’s leadership position gives it economies of scale in spreading fixed costs over the largest number of transactions. The network also makes Western Union the logical partner of choice for companies seeking to “white-label” their own remittance products. Wall Street analysts are currently focused on the risk of increasing digital money transfer, even though Western Union’s own digital business is growing over +30%. We often view negative sentiment as a positive contrarian indicator. Currently, Western Union is Ariel Focus Fund’s most contrarian holding with six analyst sell ratings, eleven “holds” and only one “buy.” Its shares trade at a modest 7.1 times our estimate of next twelve-month earnings.

After this recent period of market turbulence, our portfolio ended September trading at a weighted average of only 7.9 times next twelve-month earnings. At quarter-end, our portfolio traded at a -39.7% discount to our private market value estimate. Although recent market volatility has been painful, it has left us with a portfolio of companies attractively priced relative to their future earnings and intrinsic value.

ONE FINAL NOTE…

The war in Ukraine has had an outsized effect on global markets. Recent battlefield success by Ukrainian armed forces has, in our view, increased the possibility of a settlement. Putin has been denied his goal of a complete conquest of Ukraine. We believe an eventual settlement will include Russian sovereignty over Crimea and a commitment to neutrality by Ukraine (i.e., a pledge not to join NATO). In exchange, Russia will withdraw its illegal annexation of the Donbas region in Southeast Ukraine. Like many compromises, this will not completely satisfy anyone. But an end to the risk of nuclear Armageddon—a measure of face-saving for Putin—and a return to the possibility of economic growth for Europe will, in our opinion, be enough to force a peace deal. We believe this outcome would be well received by U.S. equity markets.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman and Portfolio Manager

ARIELINVESTMENTS.COM  13

Ariel Focus Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The extraordinary performance shown for recent short-term period(s) may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

All major indices closed the trailing one-year period in bear market territory. Persistently high inflation, escalating geopolitical tensions in Russia/Ukraine, energy-price shocks and aggressive central-bank tightening have weighed on consumer and business confidence. Recession watch has taken hold as many investors fear a Fed-induced hard landing. While Wall Street sits on edge and markets remain erratic, we are actively leaning into the moment by judiciously acquiring the downtrodden shares of quality companies whose value we believe should be realized over the long term. Against this backdrop, Ariel Focus Fund declined -14.91% over the trailing one-year-period, underperforming the -11.36% return posted by Russell 1000 Value Index and ahead of the -15.47% loss of the S&P 500 Index.

Oil and natural gas explorer, APA Corporation (APA) was the top contributor to relative returns over the trailing one-year period. Shares jumped on the announcement of a successful oil discovery at Krabdagu 1, an exploration well offshore Suriname. Strong U.S. well performance, continued capital and cost discipline and better than expected commodity prices also aided performance. Management initiated a 60% capital return framework for shareholders through a combination of dividend and share repurchases; and bought back over 13% of the outstanding share float in the period. APA also provided an outlook forecasting free cash flow of approximately $6.5 billion over the next three years, in addition to $0.8 billion of proceeds from a mineral rights sale in the Delaware Basin. Collectively, the free cash flow expectation plus the proceeds account for more than 60% of the market capitalization of APA as of September 30, 2022, which suggests significant upside from current trading levels.

Producer and marketer of crop nutrients, Mosaic Co. (MOS) also advanced over the period on solid financial results. MOS has continued to demonstrate its ability to raise prices and offset input cost inflation, as well as return significant capital to shareholders through buybacks. Meanwhile, trade flows have shifted with Russia and Belarus, the second and third largest fertilizer exporters globally, banning exports and facing sanctions imposed by the west. As a result, MOS is expanding production to help meet global demand. Given management’s optimistic outlook and disciplined approach towards capital allocation, we continue to believe the company is well positioned from a risk/reward standpoint.

By comparison, shares of leading manufacturer and distributer of medical devices specializing in spine and dental products, ZimVie, Inc. (ZIMV) sharply declined in the period, following a downward revision in full-year guidance. Over the long-term, we believe the foreign exchange headwinds the company is facing will soften and expect the management team to enhance its focus on research and development, as well as expand the product portfolio across its core value chain.

Leading manufacturer and distributor of floorcovering products, Mohawk Industries Inc. (MHK) also underperformed in the period. MHK has consistently demonstrated its ability to deliver sales growth and generate strong cash flow despite significant inflation, rising interest rates, and geopolitical instability. However, this quarter was an inflection point as the slowing U.S. housing market began to change consumer discretionary spend. Higher natural gas prices and constrained supply in Europe presented another headwind. Given these factors, MHK guided to softening demand and increasing pressure on margins moving forward. Management initiated corrective actions across the enterprise including implementing further price increases, enhancing service levels and restructuring to reduce costs. In our view, MHK’s track record of success managing through economic cycles and healthy balance sheet have the company well positioned to benefit from long-term growth in residential remodeling, new home construction and commercial projects. At current levels, MHK is trading at a -67% discount to our estimate of private market value.

Escalating geopolitical tensions, persistently high inflation, slowing economic growth and the potential for excessive Fed tightening continues to fuel recessionary fears. And yet, we view the probability of the most severe “hard landing,” or deep recession, to be less likely. Unemployment remains near historic lows and balance sheets of U.S. financial institutions and households are generally in good shape. We continue to be cautiously optimistic these factors will protect against a severe downturn. Meanwhile, values are abundant when the investment environment feels the most uncomfortable. With 39 years of experience, we are trained and battle-tested for these moments. We believe bear markets and oversold stocks create ripe buying opportunities for long-term, patient investors. We are diligently evaluating the collapsing prices of stocks on our watchlist versus our expectations of what these companies and their underlying business fundamentals should be valued at over the long-term. In times like these, we believe the worst-case scenario gets priced in giving us a margin of safety1 to buy and hold our favorite companies with confidence through the uncertainty until the market digests the volatility. Although our portfolios have sold off in recent months, in our view they are statistically cheap—trading at a significant discount to their private market values (PMV)2—or what some call intrinsic worth. In the past, portfolio dislocations of this magnitude have often served as a prelude to our most robust recoveries.

[1]

Attempting to purchase a stock with a margin of safety does not protect investors from the loss of their investment, volatility associated with stocks, declining fundamentals, external forces, or our incorrect assumptions.

[2]

Discount to Private Market Value (“PMV”) represents the percentage discount at which the portfolio traded as compared to the portfolio holdings’ PMV as determined by Ariel Investments. References to PMV are for the time period: 12/31/07 – 09/30/22.

14   SLOW AND STEADY WINS THE RACE

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy

Portfolio manager

Composition of equity holdings (%)*1

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	28.10	19.22	10.63

Industrials	25.49	12.39	12.11

Consumer Discretionary	12.65	10.07	15.06

Health Care	11.71	16.25	14.33

Basic Materials	9.46	3.02	1.81

Energy	6.62	7.93	4.72

Technology	3.81	8.17	26.36

Consumer Staples	0.00	7.32	6.19

Real Estate	0.00	4.95	2.90

Utilities	0.00	6.25	3.36

Telecommunications	0.00	4.44	2.53

*Industry weightings are calculated based on equity holdings as a percentage of total net assets.

1 Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average annual total returns (%) as of 9/30/2022

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	-7.45	-14.91	4.34	3.88	7.51	5.24

Ariel Focus Fund–Institutional Class+	-7.43	-14.72	4.59	4.13	7.78	5.40

Russell 1000® Value Index	-5.62	-11.36	4.36	5.29	9.17	6.84

S&P 500® Index	-4.88	-15.47	8.16	9.24	11.70	8.76

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/22)	Net	Gross

Investor Class	1.00%	1.13%

Institutional Class	0.75%	0.85%

As of September 30, 2021, Ariel Focus Fund’s Investor Class and Institutional Class had gross annual expense ratios of 1.20% and 0.86%, respectively. Expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/23.

Top ten equity holdings (% of net assets)

1.	APA Corp.	6.6	6.	BorgWarner, Inc.	5.1
2.	BOK Financial Corp.	6.5	7.	Resideo Technologies, Inc.	4.8
3.	Goldman Sachs Group, Inc.	5.9	8.	Lockheed Martin Corp.	4.8
4.	Mosaic Co.	5.9	9.	Northern Trust Corp.	4.4
5.	Snap-on, Inc.	5.2	10.	Johnson & Johnson	4.0

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM  15

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

Average annual total returns as of 09/30/22

	3Q22	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel International Fund	-14.37%	-22.45%	-19.70%	-3.22%	-2.51%	3.34%	2.88%

MSCI EAFE Index	-9.36	-27.09	-25.13	-1.83	-0.84	3.67	4.34

MSCI ACWI ex-US Index	-9.91	-26.50	-25.17	-1.52	-0.81	3.01	3.74

MSCI EAFE Value Index	-10.21	-21.08	-20.16	-2.79	-2.74	2.39	3.10

MSCI ACWI ex-US Value Index	-10.44	-21.00	-20.02	-2.15	-2.12	1.87	2.63

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 09/30/22

	3Q22	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Global Fund	-10.05%	-14.78%	-9.99%	2.83%	2.43%	6.80%	6.32%

MSCI ACWI Index	-6.82	-25.63	-20.66	3.75	4.44	7.28	7.96

MSCI ACWI Value Index	-7.66	-19.05	-13.97	1.27	1.71	5.39	6.07

* The inception date for the Ariel Global Fund is 12/30/11.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

16   SLOW AND STEADY WINS THE RACE

DEAR FELLOW SHAREHOLDER:

Global equities suffered their third consecutive quarter of losses this year as investors wrestled with tightening monetary policies, inflation and a looming recession. The MSCI ACWI Index declined -6.82%, while the MSCI EAFE and MSCI ACWI ex U.S. indices dropped -9.36% and -9.91%, respectively. Ariel International Fund and Ariel Global Fund underperformed during the three-month period largely due to a risk-on rally in July and early August. Conversely, year-to-date, our Funds mostly outperformed their core and value indices.

Despite record declines in the first half of 2022, we believe a more significant market correction still lies ahead. However, our investment process and philosophy remain consistent. We believe our concentrated strategies are designed to generate compelling risk-adjusted returns over the long run, and owning undervalued, high dividend yielding, quality companies with strong balance sheets positions us well for long-term outperformance.

As discussed in prior letters, we are experiencing the effects of a regime change from quantitative easing (QE) to quantitative tightening (QT).1 As a result, we anticipate junk bonds and junk equities will face the greatest challenges. In our first quarter letter, we explained junk equities by introducing the four Ls—Lofty valuations, Leverage, Loss-making companies and Liquidity risk. In our second quarter letter, we highlighted Leverage and its risk to all equity investors. This quarter, we will focus on the consequences of “Lofty valuations and expectations.”

FROM GOLDILOCKS TO STAGFLATION

In our view, the Goldilocks era has ended—a period where growth was perceived as neither too fast nor too slow, but “just right.” Since the 2008 Financial Crisis, we have lived through a decade and a half of record-breaking QE. Massive monetary accommodation, further amplified by COVID-19-related stimulus, drove high multiples for U.S. stocks and an explosion in values for speculative assets.2

The Goldilocks years were an ideal environment for risk-taking investors. However, as the saying goes, “nothing lasts forever.” The U.S. Federal Reserve, European Central Bank and other major central banks have shifted from protecting Wall Street with QE, to defending Main Street from inflation with QT. As interest rate hikes and contractionary policies continue, we will likely see a larger reckoning unfold in the markets—exposing the bad bets of the prior regime.

“The U.S. Federal Reserve, European Central Bank and other major central banks have shifted from protecting Wall Street with Quantitative Easing (QE), to defending Main Street from inflation with Quantitative Tightening (QT).”

Global growth is expected to decline from 5.7% in 2021, to 2.9% in 2022—much lower than The World Bank’s projections in January.3 Meanwhile, inflation levels remain elevated at multi-year highs. Against this backdrop, the world is at risk of severe stagflation—a phenomenon whereby growth is slow and inflation is high—reminiscent of the 1970s. Recovery from the last stagflation slump required tightening policies, which led to a global recession. The actions triggered large stock market declines and substantial debt crises in developed and emerging economies in the early 1980s.4 We would not be surprised if similar outcomes play out—particularly in the U.S.

LOFTY VALUATIONS AND EXPECTATIONS

U.S. equity investors should be concerned about market valuations. Notwithstanding large declines this year, U.S. stocks continue to trade at historically elevated levels. For the last ten years, the U.S. has been the best-performing market.5

[1]

Quantitative easing refers to policies that substantially expand the size of the Fed’s balance sheet. Quantitative tightening refers to the opposite—policies that reduce the size of the Fed’s balance sheet. Source: Federal Reserve Bank of St. Louis.

[2]	Speculative assets refer to Junk Bonds, SPACS, Cryptocurrency, Corporate Debt and Real Estate.
[3]

World Bank, “Stagflation Risk Rises Amid Sharp Slowdown in Growth,” June 7, 2022, Accessed October 7, 2022. https://www.worldbank.org/en/news/ press-release/2022/06/07/stagflation-risk-rises-amid-sharp-slowdown-in-growth-energy-markets.

[4]

World Bank Group, “Global Economic Prospects June 2022,” World Bank (World Bank Group, June 22, 2022), https://www.worldbank.org/en/news/ press-release/2022/06/07/stagflation-risk-rises-amid-sharp-slowdown-in-growth-energy-markets.

[5]

“Can US Stocks Continue to Outperform?,” Lazard Asset Management, Accessed October 16, 2022, https://www.lazardassetmanagement.com/us/en_us/ research-insights/the-current/the-great-rotation/can-us-stocks-continue-to-outperform.

ARIELINVESTMENTS.COM  17

We believe these stocks are at much greater risk of a deep and prolonged market correction as part of a wide-ranging pricing reset across asset classes. As a result, we are underweight U.S. equities, and believe there are more attractive opportunities in Europe and Emerging Markets.

In our view, the consensus outlook for earnings and fixed-income expectations are ambitious. Economic history has taught us that corporate profits decline significantly during cyclical downturns. Since 1960, the average peak-to-trough earnings drop is about 31%.6 However, we have only seen a 4% decrease in earnings estimates year-to-date,7 and Wall Street analysts still expect 2023 earnings to outperform 2022. We believe it is more likely that 2023 earnings will be largely below 2022 once negative estimate revisions unfold over the next year.

Figure 1: U.S. Federal Funds Effective Rate vs. Core Consumer Price Inflation Rate

Source: FRED Economic Data https://fred.stlouisfed.org/series/FEDFUNDS#0

We also see a similar mismatch in the fixed-income landscape. During most of 2020 and 2021, U.S. Federal Funds rates stood at 0%. While those rates have risen to over 3% today, Fed expectations currently sit at 4.6%–far too low relative to inflation. Figure 1 illustrates Fed Funds (blue line) relative to core inflation (black line) in the past. Since the 1950s, Fed Funds have almost always been raised at least 200-500 basis points above core inflation to address spiraling prices. As such, we believe the expected 4.6% peak Fed Funds rate is nowhere near the level of positive real rates historically required to extinguish our high and accelerating inflation. Interest rate expectations across the fixed-income market likely remain too low as earnings expectations for stocks look too high.

FINDING VALUE IN EUROPE AND EMERGING MARKETS

We believe European markets have much more attractive risk/reward dynamics today. While we still see valuation risk, we have identified more companies trading with a larger margin of safety.8 On a relative basis, European businesses sell at some of the most inexpensive valuation levels versus the U.S. in more than a half-century. We believe the Russia-Ukraine war and other geopolitical and commodity concerns are mostly priced in. As contrarian investors, we see opportunities in the volatility. The energy crisis in Europe is acute but mainly impacts the manufacturing sector. Health Care names such as

[6]

Jonathan Levin, “Stocks Are Courting a Nasty Surprise on Corporate Earnings,” Bloomberg.com (Bloomberg, September 19, 2022), Accessed October 16, 2022, https://www.bloomberg.com/opinion/articles/2022-09-19/stocks-are-courting-a-nasty-surprise-on-corporate-earnings.

[7]

Peter Eavis and Joe Reninson, “Wall Street Braces for an Earnings Season of Mixed Signals,” The New York Times, October 12, 2022, Accessed October 16, 2022, https://www.nytimes.com/2022/10/12/business/wall-street-mixed-quarterly-earnings.html.

[8]

Attempting to purchase a stock with a margin of safety does not protect investors from the loss of their investment, volatility associated with stocks, declining fundamentals, external forces, or our incorrect assumptions.

18   SLOW AND STEADY WINS THE RACE

GlaxoSmithKline plc, Novartis AG, Roche Holding AG, and Sanofi S.A. are stable businesses with strong research and development pipelines and reliable dividends. Healthcare is less energy-intensive than the auto, chemical or aluminum industries. In our view, high dividend yielding European companies in less cyclical sectors such as Health Care, Communications, Consumer Staples and Utilities with strong balance sheets will be resilient in a challenging global macroeconomic environment.

We are bullish on emerging market (EM) opportunities, particularly in Latin America. When we launched Ariel’s international and global strategies in 2011, we were negative on the EM landscape. At that time, many investors poured into EM stocks with high growth expectations, which we believed would disappoint and cause valuations to deflate. This has now happened.9 After a decade of disappointment, we believe Latin American stocks look particularly attractive, and we have been allocating more capital in Brazil, Peru and Chile.

THE ROAD AHEAD: FROM PASSIVE TO ACTIVE

Benjamin Graham once said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” The pendulum is swinging on multiple fronts—from QE to QT, Goldilocks to Stagflation, and Wall Street to Main Street. Therefore, we believe outperformance in the next decade is unlikely to come from a passive, growth-momentum approach. In our view, active, value-oriented strategies are more likely to shine. This plays to the strengths of our investment process. While the current market environment is volatile and uncertain, we believe our portfolios are positioned to weather the storm—as they are heavily weighted toward undervalued, high dividend yielding companies with low operating and financial leverage.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali
Chief Investment Officer
International and Global Equities

ARIELINVESTMENTS.COM  19

Ariel International Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund may be obtained by visiting our website, arielinvestments.com.

Central banks around the world worked to reign in inflation with interest rate hikes while quantitative tightening (QT) represents a regime change. Both efforts drove all major indices into the red over the period. Meanwhile, Russia’s war in Ukraine, China’s zero-Covid policy, record debt and concerns over the economic outlook for the Eurozone pose further threats to the global economy. Recession watch has taken hold as many investors fear a full-blown energy crisis and central bank induced hard landing. While Wall Street sits on edge and markets remain erratic, we continue to steer clear of what we call the 4Ls: Lofty Valuations, Loss Making Companies, Leveraged Balance Sheets and Liquidity Risk. Our low portfolio turnover continues to underscore our patient approach as we believe our global portfolios, which are heavily weighted towards undervalued, higher dividend yielding and better-quality defensive holdings, should produce strong long-term performance. Against this backdrop Ariel International Fund gave back -19.70% over the trailing one-year period, significantly outperforming both the MSCI EAFE and MSCI ACWI ex-US indices, which returned -25.13% and -25.17%, respectively. Ariel International Fund also delivered returns ahead of the -20.16% return posted by the MSCI EAFE Value Index and the -20.02% loss of the MSCI ACWI ex-US Value Index.

Ariel’s non-consensus approach seeks to identify undervalued, out-of-favor, franchise-quality companies that are misunderstood and mispriced. Ariel International Fund continues to be significantly overweight Communication Services, Utilities, Health Care and Consumer Staples. The portfolio is meaningfully underweight Industrials, Information Technology, Energy and Real Estate as well as lacks exposure to Materials. At the sector level, stock selection within Financials and Information Technology were the largest sources of positive attribution. By comparison, the Fund’s underweight exposure to Energy and relative positioning within cash were the greatest detractors from performance over the trailing one-year period.

Leading market maker in European derivatives, Deutsche Boerse AG, which operates the Frankfurt stock exchange, was a top contributor to performance over the period. Shares advanced as high market volatility and rapidly rising rates drove an increase in demand for interest rate derivatives. Deutsche Boerse’s clearing business is also benefitting from the macro backdrop, as uncertainty around the future availability and pricing for energy heading into the high demand winter season presented additional tailwinds from higher volumes of energy derivatives.

Despite a volatile regulatory backdrop, shares of tobacco maker, Philip Morris International Inc. also traded higher in the period. The delivery of another earnings beat continues to validate our longer-term investment thesis. The company is experiencing strong underlying momentum in reduced risk products (RRPs) which is driving better than expected top and bottom-line results. We see years of penetration potential ahead for Philip Morris as its heated tobacco and vaping product line, IQOS, takes market share away from traditional cigarettes while driving improved average selling prices and profitability. The company believes it is on track to drive more than 50% of revenues from RRPs by 2025. Furthermore, at current trading levels, we believe the company’s operating leverage, pricing power, and improving free cash flow profile offer a strong margin of safety.1

In contrast, French multinational tire manufacturer, Michelin (CGDE), was the largest detractor from relative performance over the period as investor sentiment for companies tied to the automotive industry remains weak on the back of macro, geo-political and supply chain concerns. Despite near term headwinds, we remain focused on Michelin’s strong global competitive position, cyclical resiliency, and attractive normalized profitability.

British home and auto insurer, Direct Line Insurance Group PLC, also traded lower in the period as elevated prices for new and used cars alongside a tight global automotive supply chain have increased the cost of claims across the auto insurance industry. We remain enthusiastic about the investment opportunity in Direct Line given high levels of normalized profitability. We expect the company to benefit from strong price increases in future premiums.

To help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $19,379,880 for Ariel International Fund.

High and persistent inflation, supply chain disruptions and lingering demand-related distortions have forced policymakers to reverse course from quantitative easing (QE) towards a new regime defined by quantitative tightening (QT). However, QT and rapidly rising interest rates may help curb inflation but likely at a great cost to economic growth. Although stocks look considerably less expensive than they did at the start of the year, we do not believe broad market valuations have come down enough to reflect the impact further rate hikes will have on corporate profits, as greater debt servicing costs weigh on the bottom-line. Taken together, we view these factors to be an increasing source of vulnerability for market multiples. In our view, the repricing of risk across asset classes is not yet done. For this reason, we expect lower quality equities to be among the most vulnerable. We think the sweet spot will be owning undervalued, high dividend yielding, quality companies with resilient business models and strong balance sheets. We have strong conviction in our current positioning and believe our global portfolios are poised for long-term outperformance.

[1]

Attempting to purchase a stock with a margin of safety does not protect investors from the loss of their investment, volatility associated with stocks, declining fundamentals, external forces, or our incorrect assumptions.

20   SLOW AND STEADY WINS THE RACE

Ariel Global Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

Central banks around the world worked to reign in inflation with interest rate hikes while quantitative tightening (QT) represents a regime change. Both efforts drove all major indices into the red over the period. Meanwhile, Russia’s war in Ukraine, China’s zero-Covid policy, record debt and concerns over the economic outlook for the Eurozone pose further threats to the global economy. Recession watch has taken hold as many investors fear a full-blown energy crisis and central bank induced hard landing. While Wall Street sits on edge and markets remain erratic, we continue to steer clear of what we call the 4Ls: Lofty Valuations, Loss Making Companies, Leveraged Balance Sheets and Liquidity Risk. Our low portfolio turnover continues to underscore our patient approach as we believe our global portfolios, which are heavily weighted towards undervalued, higher dividend yielding and better-quality defensive holdings, should produce strong long-term performance. Against this backdrop, Ariel Global Fund traded -9.99% lower over the trailing one-year period, significantly outperforming both the MSCI ACWI Index and MSCI ACWI Value Index which returned -20.66% and -13.97%, respectively.

Ariel’s non-consensus approach seeks to identify undervalued, out-of-favor, franchise-quality companies that are misunderstood and mispriced. Ariel Global Fund continues to be significantly overweight defensive sectors such as Health Care, Communication Services, Consumer Staples and Utilities, as well as meaningfully underweight Industrials, Information Technology and Consumer Discretionary. Additionally, the Ariel Global Fund lacks exposure to Energy and Materials. At the sector level, stock selection within Financials and Information Technology, as well as the Fund’s relative positioning within Health Care and cash were the largest sources of positive attribution. Meanwhile, the lack of exposure to Energy and the Fund’s Utilities holdings were the greatest performance detractors over the trailing one-year period.

Brazilian insurance company, BB Seguridade Participacoes was the top contributor to performance in the period, as the company continued to deliver strong operational performance highlighted by sales growth, a low loss ratio and better than expected net investment income. By all indications, BBS is in the early innings of a long-term growth story driven by the wealth and savings of a burgeoning middle class. The company has high and sustainable returns on equity due to its best-in-class distribution network, the low-risk nature of its insurance products and the capital-light insurance brokerage business. With shares currently offering an attractive dividend yield and no debt, we believe the company is well-positioned to continue benefitting from the rising interest rate environment as well as growing insurance penetration rates in Brazil.

Peruvian banking franchise, Credicorp, Ltd. was another contributor to relative returns over the trailing one-year period as improving financial results and successful execution across its digital initiatives drove shares higher. We remain focused on

Credicorp’s attractive long-term earnings potential. The company continues to garner higher customer satisfaction and strengthen its competitive moat by educating the unbanked and prospecting through a centralized data analytics platform to expand its client base. The company also views venture capital and the underdeveloped fintech market in Peru as an opportunity to boost growth and enhance shareholder value. At current levels, we believe the valuation is attractive and think Credicorp’s risk/reward dynamics are skewed to the upside, particularly in a rising interest rate environment

Alternatively, French multinational tire manufacturer, Michelin (CGDE), was the largest detractor from relative performance over the period as investor sentiment for companies tied to the automotive industry remains weak on the back of macro, geo-political and supply chain concerns. Despite near term headwinds, we remain focused on Michelin’s strong global competitive position, cyclical resiliency, and attractive normalized profitability.

British home and auto insurer, Direct Line Insurance Group PLC, also traded lower in the period as elevated prices for new and used cars alongside a tight global automotive supply chain have increased the cost of claims across the auto insurance industry. We remain enthusiastic about the investment opportunity in Direct Line given high levels of normalized profitability. We expect the company to benefit from strong price increases in future premiums.

To help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized gains of $5,869,067 for Ariel Global Fund.

High and persistent inflation, supply chain disruptions and lingering demand-related distortions have forced policymakers to reverse course from quantitative easing (QE) towards a new regime defined by quantitative tightening (QT). However, QT and rapidly rising interest rates may help curb inflation but likely at a great cost to economic growth. Although stocks look considerably less expensive than they did at the start of the year, we do not believe broad market valuations have come down enough to reflect the impact further rate hikes will have on corporate profits, as greater debt servicing costs weigh on the bottom-line. Taken together, we view these factors to be an increasing source of vulnerability for market multiples. In our view, the repricing of risk across asset classes is not yet done. For this reason, we expect lower quality equities to be among the most vulnerable. We think the sweet spot will be owning undervalued, high dividend yielding, quality companies with resilient business models and strong balance sheets. We have strong conviction in our current positioning and believe our global portfolios are poised for long-term outperformance.

ARIELINVESTMENTS.COM  21

Ariel International Fund performance summary INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel International Fund	MSCI EAFE Index	MSCI ACWI ex-US Index

Financials	20.19	17.60	20.68

Health Care	17.30	13.53	9.60
Consumer Discretionary	12.74	11.28	11.44

Consumer Staples	12.67	11.26	9.36

Utilities	11.49	3.37	3.36
Communication Services	10.10	4.82	6.05
Information Technology	4.11	7.92	10.75

Industrials	2.96	15.04	12.05

Energy	0.44	4.93	6.17

Real Estate	0.10	2.77	2.37

Materials	0.00	7.48	8.17

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 9/30/2022

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel International Fund–Investor Class	-14.37	-19.70	-3.22	-2.51	3.34	2.88

Ariel International Fund–Institutional Class	-14.38	-19.51	-3.01	-2.27	3.60	3.13

MSCI EAFE Index (net)	-9.36	-25.13	-1.83	-0.84	3.67	4.34

MSCI ACWI ex-US Index (net)	-9.91	-25.17	-1.52	-0.81	3.01	3.74

MSCI EAFE Value Index (net)	-10.21	-20.16	-2.79	-2.74	2.39	3.10

MSCI ACWI ex-US Value Index (net)	-10.44	-20.02	-2.15	-2.12	1.87	2.63

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/22)	Net	Gross

Investor Class	1.13%	1.28%

Institutional Class	0.88%	0.93%

As of September 30, 2021, Ariel International Fund’s Investor Class and Institutional Class had gross annual expense ratios of 1.30% and 0.93%, respectively. Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/23.

Top ten companies (% of net assets)

1.	Deutsche Boerse AG	9.2	6.	Endesa SA	4.7
2.	Roche Holding AG	8.1	7.	Koninklijke Ahold Delhaize NV	4.5
3.	Philip Morris International, Inc.	6.3	8.	Baidu, Inc. ADR	4.0
4.	Michelin (CGDE)	5.1	9.	Subaru Corp.	3.9
5.	GSK plc	5.0	10.	Snam SpA	3.7

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

Top ten country weightings (% of net assets)

Germany	13.86	United States	7.52

Japan	11.65	Spain	5.11

United Kingdom	11.45	Italy	4.64

Switzerland	9.36	Netherlands	4.54

France	9.36	China	4.36

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

22   SLOW AND STEADY WINS THE RACE

Ariel Global Fund performance summary INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index

Health Care	25.01	12.89
Information Technology	15.54	20.76

Financials	13.85	14.55

Communication Services	10.76	7.33

Consumer Staples	10.63	7.65

Consumer Discretionary	7.08	11.58

Utilities	4.92	3.14

Real Estate	4.56	2.69

Industrials	1.18	9.49

Energy	0.00	5.21

Materials	0.00	4.69

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 9/30/2022

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Global Fund–Investor Class	-10.05	-9.99	2.83	2.43	6.80	6.32

Ariel Global Fund–Institutional Class	-10.02	-9.81	3.09	2.68	7.06	6.59

MSCI ACWI Index (net)	-6.82	-20.66	3.75	4.44	7.28	7.96

MSCI ACWI Value Index (net)	-7.66	-13.97	1.27	1.71	5.39	6.07

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/22)	Net	Gross

Investor Class	1.13%	1.30%

Institutional Class	0.88%	0.94%

As of September 30, 2021, Ariel Global Fund’s Investor Class and Institutional Class had gross annual expense ratios of 1.36% and 0.95%, respectively. Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/23.

Top ten companies (% of net assets)

1.	Microsoft Corp.	8.6	6.	Equity Commonwealth	4.6
2.	Roche Holding AG	6.7	7.	GSK plc	4.4
3.	Gilead Sciences, Inc.	5.8	8.	Johnson & Johnson	4.0
4.	Philip Morris International, Inc.	5.5	9.	Credicorp, Ltd.	3.5
5.	Baidu, Inc. ADR	5.2	10.	Michelin (CGDE)	3.3

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

Top ten country weightings (% of net assets)

United States	38.87	Germany	4.59

United Kingdom	7.93	Japan	4.23

Switzerland	7.42	Brazil	3.98

China	5.86	Peru	3.47

France	5.64	Spain	2.92

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

ARIELINVESTMENTS.COM  23

John Rowley, CFA® Senior Vice President Portfolio Manager, Global Equities

Koninklijke Ahold Delhaize N.V. (or “Ahold”) is a grocery chain with roughly half its business in the Benelux region of Europe (Belgium, the Netherlands, and Luxembourg), and the other half in the US. In the US, the company owns ‘household name’ brands such as Food Lion, Stop & Shop, Fresh Direct and Peapod. The company was formed through the merger of Koninklijke Ahold N.V. and Delhaize Group SA in 2016. The large scale, complementary strengths and limited geographic overlap of the combined companies has driven strong synergies. Ahold’s solid execution and judicious investment spending have resulted in superior operating margins, excellent free cash flow generation, and generous payouts to shareholders in dividends and buybacks. Ahold operates mostly through traditional supermarket formats and has been able to differentiate itself from competitors with its focus on high-quality fresh and private market label offerings. Instead of risky expansion, the company has focused on the regions and local markets where it has dominance.

DOING WELL BY DOING GOOD

Ariel initially made a small investment in Ahold almost a decade ago, when investors were focused on the company’s slower top-line and free cash flow growth. Meanwhile, we believed Ahold management’s plan to reinvest cost savings into more nutritional and affordable private label and organic foods would ultimately drive a defensible and sustainable franchise.

We predicted that the company’s strategy to invest in fresher, better quality produce at affordable price points would not hamper margins – but drive market share gains and profit growth. We took advantage of the significant weakness in Ahold’s shares and opportunistically bought most of our current position in the midst of overblown fears following Amazon’s acquisition of Whole Foods. We believed the transaction’s threats to Ahold were overestimated, and that Amazon was less experienced in managing a perishable supply chain. We thought it more likely that any market share loss to Whole Foods or others would be at the expense of smaller regional players, while leaders like Ahold would likely continue to benefit from internal initiatives and industry tailwinds.

Since our purchase, Ahold’s shares have recovered. The company continues to generate strong cash flow, higher than average operating margins, and maintains its #1 or #2 market positions in the regions it serves. Ahold’s returns on invested capital (ROIC) have remained highly attractive in the 15-20 percent range and have been generally stable for the majority of the last decade – relative to the high-single-digits ROIC that is typical of other industry participants. Ahold’s shares continue to generate a strong 3.5+ percent dividend yield with significant incremental return of capital to investors – atop the dividend shareholders already see in the form of share buybacks.

WORK FROM HOME = EAT FROM HOME

Although this was not part of our initial investment thesis – Ahold became a major beneficiary of changed lifestyle patterns during the pandemic. As more people worked from home in the US and Europe, a larger share of food consumed came from grocery stores. Additionally, fears of contracting COVID-19 drove consumers to buy more of their food from one retailer, with fewer average shopping trips per week. This significantly benefitted large grocers like Ahold – which offers a large selection of product along with online ordering, pick-up and delivery services. Additionally, current market data suggests that Ahold is still retaining most of these share gains as people return to the office in 2022.

24   SLOW AND STEADY WINS THE RACE

MORE WELLNESS AND MORE GOODNESS: AHOLD & ESG

Environmental, social and governance (ESG) research is fully integrated into Ariel’s International & Global investment process. Our portfolio managers are certified by the Sustainability Accounting Standards Board (SASB) – an institution that establishes industry-specific standards for the recognition and disclosure of material ESG impacts by public companies. During our initial research, we were impressed to find that Ahold has and continues to move forward with a range of progressive ESG initiatives.

These include:

•	Reducing food waste

•	Increasing the proportion of healthy private label products sold

•	Reducing scope 1 and 2 emissions

•	Promoting sustainable agriculture

•	Reduced packaging material with less plastic and more recycled material

•	Increasing the number of affordable products sold

•	Pursuing fair labor practices across Ahold’s supply chain

•	Improving product safety and quality

•	Increasing supply chain transparency

•	Quantitative diversity, equity and inclusion (DEI) metrics at both the corporate and store level

•	Initiatives focused on both customer and employee health and safety and well being

Ahold has tied more than 50 percent of its annual senior executive incentive compensation to progress on key ESG metrics. These measurements include: increasing the proportion of healthy food products sold, reducing food waste and reducing emissions.

In addition, the company includes its ESG Report in its financial statements. This means that Ahold’s reported ESG data is subject to review by its auditor.

Ahold remains an excellent example of a quality, stable business that continues to demonstrate remarkably high levels of profitability and social responsibility.

ARIELINVESTMENTS.COM  25

Aaron Diaz Bianco, JD/CFA® Research Analyst

CarMax, Inc. (NYSE: KMX) is the leading used-vehicle retailer in the United States with an unrivaled platform for buying, selling, and moving cars. The company’s brand, analytics, scale and cost advantages enable it to gain market share in any environment. Facing a slowing economy in the short term, CarMax rightly continues to invest for the long-term, leaning into its omnichannel strategy while competitors recede. For patient investors like Ariel, this industry heavyweight is uniquely positioned for outsized benefits.

MACRO CONCERNS WEIGH ON THE SHORT-TERM OUTLOOK

CarMax shares declined over 20 percent in late September after the company reported same store sales below the management team’s projected estimate. Broad inflation, climbing interest rates and low consumer confidence have caused a decline in sales. Vehicle affordability is a key headwind for consumers. With a ubiquitous brand name, well-known digital offerings, and facilities within 60 miles of most US car owners, CarMax has been gaining share in the face of this slowdown. Despite these gains, sales declined sharply as the summer progressed.

THE ABILITY TO ADJUST TO CUSTOMER PREFERENCES

As the macroeconomic backdrop rapidly changes, the company is focusing on what it can control. On average, more than a third of CarMax’s vehicles are at least six years old, but the company has the unique ability to match demand, using its purchasing scale to procure wanted inventory. This is a competitive advantage. CarMax’s other key edge is its ability to provide credit seamlessly through a large captive finance operation in partnership with third-party lenders. A CarMax pre-qualification provides customers security in their ability to finance, without choosing a specific vehicle. On the sourcing side, CarMax’s instant appraisal and offer system help the company fill its inventory on solid terms.

FOCUSED ON THE LONG-TERM OPPORTUNITY

As the leader in a large and highly fragmented market, there is an ongoing opportunity to gain market share. There are approximately 40,000 used vehicle dealers in the United States, but only a few players like CarMax can offer the full experience customers increasingly demand. For example, the company offers consumers the ability to move between physical and digital storefronts. The company continues to focus on the future – improving its already robust omnichannel experience and digital auction system. CarMax stands to gradually absorb share from dealers who cannot make these necessary investments. While CarMax’s investments have temporarily elevated its sales, general and administrative expenses, Ariel believes this strategy will ultimately drive market share gains and higher returns on invested capital in the long run.

We believe Wall Street is underestimating the value of CarMax’s brand and its growing digital and logistical capabilities. The company’s scale and solid cost management will help it deliver above-market growth and profitability. We expect CarMax to grow its annual sales volumes, improve operating margins and return excess cash to shareholders. As of September 30, 2022, shares traded at $66.02 – a 41.6 percent discount to our private market value of $113.03.

26   SLOW AND STEADY WINS THE RACE

James Kenny, cfa® Vice President, Research

Generac Holdings, Inc. (NYSE: GNRC) has been a leading global manufacturer of power generation equipment for the residential, commercial, and industrial markets since its founding in 1959. The company’s broad product offerings include: portable generators, engine-powered tools, industrial backup generators and more recently, solar storage and energy management solutions. Generac claims approximately 75 percent market share in North America for its core generator business. After several years of exceptional growth, the stock has been under pressure as investors grapple with higher interest rates and slower growth in the US. However, Ariel believes that Generac is uniquely positioned to benefit from growing demand for backup power, driven by more severe weather patterns and an aging power grid.

REACHING A TIPPING POINT

Until recently, residential standby generators had been a tough sell for homeowners. They were difficult to distribute, expensive, and only rarely needed. However, current events have caused a surge in demand. In 2019, California’s largest utility provider began implementing rolling power outages to prevent wildfires. In 2020, the pandemic turned homes into both sanctuaries and workplaces, amplifying the need for reliable power. And in 2021, Winter Storm Uri disrupted power to 4.5 million Texas residents. After barely budging for over two decades, Generac’s market penetration is on pace to double in the coming years. Given its dominant market share, the company has been the primary beneficiary of current trends, growing its sales over 30 percent annually and more than doubling its earnings per share (EPS) since 2018.

MONITORING INVESTOR ENTHUSIASM

The stock has fallen over 60 percent from its peak last November as investors grapple with rising interest rates and the possibility of a global recession. With corporate valuation now back to pre-pandemic levels, we think the pendulum has swung too far. In its core home generator business, Generac entered the year with over $1 billion in services backlog and has quadrupled its manufacturing capacity to meet demand. Its often-overlooked commercial business has just scratched the surface on providing backup solutions to critical infrastructure – from wireless communication towers to hospitals. Most recently, the company has entered into the more nascent and complementary solar storage and grid services markets.

A VISIONARY MANAGEMENT TEAM

We believe Generac’s management team has been visionary. Over the past several years, the company utilized its strong balance sheet and excellent free cash flow generation to expand an unmatched distribution network. The company’s brand has become synonymous with reliable backup power. The Generac name also represents a unique solution for powering, storing and managing distributed energy for households and grid operators. With those investments in the rearview and its enviable competitive positioning, the company’s management team estimates that Generac has quintupled its addressable market. Now more than just a niche manufacturer, we believe Generac is uniquely positioned more broadly as an industry-leading solution to an aging electrical grid.

A LONG TERM VIEW

At today’s valuation, investors have overly penalized Generac amidst today’s market volatility. As unbridled enthusiasm has shifted to overblown pessimism, we are taking advantage of an opportunity to own the leader in backup power generation. This is well-timed as the electrical grid proves to be ill-equipped to handle the electrification-of-everything. As of September 30th, shares traded at $178, a 46 percent discount to our private market value.

ARIELINVESTMENTS.COM  27

Pablo Torrado Research Analyst

Founded in 1987 and headquartered in Orville, Ohio: The J.M. Smucker Company (NYSE: SJM or “Smucker’s”) produces some of America’s most beloved consumer products. From pantry staples, to pet food, to coffee – the company’s market-leading brands like Folgers Coffee and JIF peanut butter – are found in nearly 90 percent of U.S. households. Despite some acquisition-driven growth challenges over the years, Smucker’s stock price has recently performed extremely well. The company has been a prime beneficiary of both the recent work-from-home trend and investors’ appreciation of its consistency and pricing power amidst an uncertain economic environment.

A REFOCUSED STRATEGY

Under its prior management team, Smucker’s struggled with an acquisition-led growth strategy. As a result, its performance trailed its peers and its stock price languished. However, new CEO Mark Smucker has divested non-core businesses and streamlined its number of products to refocus the business on its most successful and fastest-growing brands. The current management team brings a more prudent eye on capital allocation – continuing to look for tuck-in acquisitions, but only with the disciplined intent to complement the company’s current portfolio.

STRONG AND RESILIENT BRANDS

The economic uncertainty arising from the pandemic has created a perfect storm of opportunity for Smucker’s. Consumer demand for at-home coffee and food brands increased dramatically during the crisis. With much of the workforce only slowly beginning to return to the office, that same tailwind should persist. More recently, rising inflation and recession fears have pressured consumer spending and punished more discretionary businesses. And yet, Smucker’s has been able to leverage its brands and pricing power to pass along rising input costs. As consumers seek to manage their budgets by eating at home, Ariel expects the company to continue thriving even if the economy weakens.

RETURNING CASH TO INNOVATION (AND SHAREHOLDERS)

Despite the pandemic and the resulting economic uncertainty, Smucker’s has not stopped innovating. The company’s new partnership with Dunkin’ Donuts and investments in Uncrustables have been very successful – providing a long runway in its premium coffee and away-from-home food segments. In the pet category, Milk Bone and Meow Mix have been gaining market share. Beyond reinvesting for growth, the company is committed to returning excess cash to shareholders. Over the past ten years, Smucker’s has grown its dividend 8 percent annually and repurchased over $3 billion in shares. Going forward, the company aims to return 50 percent of cash flow from operations to pay down debt and return capital to investors through dividends or buybacks.

A LONG-TERM VIEW

The markets have finally begun to appreciate our long-term view of Smucker’s, due to its refocused business and a bulletproof track record of pricing power and consistency. The company’s unmatched portfolio of market-leading brands is well-positioned for the long-term, regardless of the near-term macroeconomic uncertainty. As of September 30th, the stock traded at $137, a slight discount to our estimate of intrinsic value.

28   SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/22

Ariel Fund

Number of Shares	Common Stocks—99.09%	Value

	Consumer Discretionary—34.95%
2,309,727	Madison Square Garden Entertainment Corp.(a)	$101,835,863
2,729,575	Adtalem Global Education, Inc.(a)(b)	99,493,009
4,875,234	Mattel, Inc.(a)	92,336,932
4,831,597	Paramount Global	91,993,607
1,891,068	Boyd Gaming Corp.	90,109,390
2,181,634	Royal Caribbean Cruises, Ltd.(a)	82,683,929
3,104,223	Gentex Corp.	74,004,676
2,679,694	Interpublic Group of Cos., Inc.	68,600,166
4,386,579	Manchester United plc	58,209,903
375,784	Madison Square Garden Sports Corp.(a)	51,354,641
		810,622,116

	Consumer Staples—1.95%
328,214	J.M. Smucker Co.	45,099,886

	Energy—2.07%
3,565,025	Core Laboratories NV(b)	48,056,537

	Financials—20.47%
2,724,955	Lazard, Ltd., Class A	86,735,318
976,499	Northern Trust Corp.	83,549,254
696,609	Affiliated Managers Group, Inc.	77,915,717
690,634	BOK Financial Corp.	61,369,737
1,299,885	KKR & Co., Inc.	55,895,055
1,178,222	First American Financial Corp.	54,316,034
1,903,797	Janus Henderson Group plc	38,666,117
2,070,647	GCM Grosvenor, Inc.	16,337,405
		474,784,637

	Health Care—6.54%
1,703,975	Envista Holdings Corp.(a)	55,907,420
249,706	Laboratory Corp. of America Holdings	51,142,286
152,341	Charles River Laboratories International, Inc.(a)	29,980,709
34,781	Bio-Rad Laboratories, Inc.(a)	14,508,546
		151,538,961

	Industrials—25.23%
4,629,506	Resideo Technologies, Inc.(a)	88,238,384
949,368	Mohawk Industries, Inc.(a)	86,572,868
320,350	Zebra Technologies Corp.(a)	83,934,904
8,808,626	ADT, Inc.	65,976,609
2,916,490	Kennametal, Inc.	60,021,364
2,835,240	Axalta Coating Systems, Ltd.(a)	59,710,154
1,158,771	Masco Corp.	54,103,018
200,847	Snap-on, Inc.	40,440,544
159,098	Generac Holdings, Inc.(a)	28,341,718
225,232	Simpson Manufacturing Co., Inc.	17,658,189
		584,997,752

	Real Estate—5.13%
564,816	Jones Lang LaSalle, Inc. (a)	85,326,753
499,457	CBRE Group, Inc., Class A(a)	33,718,342
		119,045,095

	Utilities—2.75%
1,516,457	Stericycle, Inc.(a)	63,858,004

	Total Common Stocks (Cost $2,153,070,985)	2,298,002,988

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	29

Schedules of investments	09/30/22

Ariel Fund (continued)

Number of Shares	Short-Term Investments—0.00%	Value
34,377	Northern Institutional Treasury Portfolio, 2.38%(c)	$34,377
	Total Short-Term Investments (Cost $34,377)	34,377

	Total Investments—99.09% (Cost $2,153,105,362)	2,298,037,365

	Other Assets less Liabilities—0.91%	21,196,845

	Net Assets—100.00%	$2,319,234,210

Ariel Appreciation Fund

Number of Shares	Common Stocks—98.93%	Value

	Consumer Discretionary—24.52%
1,886,133	Mattel, Inc.(a)	$35,723,359
978,294	BorgWarner, Inc.	30,718,432
687,825	Madison Square Garden Entertainment Corp.(a)	30,326,204
1,092,085	Interpublic Group of Cos., Inc.	27,957,376
1,927,494	Manchester United plc	25,577,845
148,133	Madison Square Garden Sports Corp.(a)	20,243,856
1,622,567	Knowles Corp.(a)	19,746,640
804,883	Gentex Corp.	19,188,411
282,604	CarMax, Inc.(a)	18,657,516
61,878	Vail Resorts, Inc.	13,343,372
115,726	Omnicom Group, Inc.	7,301,153
		248,784,164

	Consumer Staples—4.60%
710,189	Walgreens Boots Alliance, Inc.	22,299,935
110,781	J.M. Smucker Co.	15,222,417
191,229	Molson Coors Brewing Co.	9,177,080
		46,699,432

	Energy—2.75%
1,342,500	Core Laboratories NV	18,096,900
607,944	NOV, Inc.	9,836,534
		27,933,434

	Financials—29.60%
663,688	The Charles Schwab Corp.	47,699,257
524,332	BOK Financial Corp.	46,592,142
155,179	Goldman Sachs Group, Inc.	45,475,206
496,521	Northern Trust Corp.	42,482,337
567,903	Aflac, Inc.	31,916,149
907,180	Lazard, Ltd., Class A	28,875,539
565,258	KKR & Co., Inc.	24,306,094
430,811	First American Financial Corp.	19,860,387
69,904	Progressive Corp.	8,123,544
67,724	Houlihan Lokey, Inc.	5,105,035
		300,435,690

	Health Care—12.14%
166,596	Laboratory Corp. of America Holdings	34,120,527
371,693	Cardinal Health, Inc.	24,784,489
120,887	Charles River Laboratories International, Inc.(a)	23,790,562
222,872	Zimmer Biomet Holdings, Inc.	23,301,268
523,957	Envista Holdings Corp.(a)	17,191,029
		123,187,875

The accompanying notes are an integral part of the financial statements.
30	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/22

Ariel Appreciation Fund (continued)

Number of Shares	Common Stocks—98.93%	Value

	Industrials—20.51%
1,386,131	Axalta Coating Systems, Ltd.(a)	$29,191,919
1,397,019	Kennametal, Inc.	28,750,651
898,061	nVent Electric plc	28,387,708
325,439	Stanley Black & Decker, Inc.	24,476,267
1,171,376	Resideo Technologies, Inc.(a)	22,326,426
125,954	Keysight Technologies, Inc.(a)	19,820,121
96,386	Littelfuse, Inc.	19,150,934
73,322	Snap-on, Inc.	14,763,385
69,234	Generac Holdings, Inc.(a)	12,333,345
1,189,515	ADT, Inc.	8,909,467
		208,110,223

	Real Estate—2.29%
343,757	CBRE Group, Inc., Class A(a)	23,207,035

	Utilities—2.52%
608,600	Stericycle, Inc.(a)	25,628,146

	Total Common Stocks (Cost $859,226,754)	1,003,985,999

Number of Shares	Short-Term Investments—1.23%	Value

12,448,783	Northern Institutional Treasury Portfolio, 2.38%(c)	$12,448,783

	Total Short-Term Investments (Cost $12,448,783)	12,448,783

	Total Investments—100.16% (Cost $871,675,537)	1,016,434,782

	Other Assets less Liabilities—(0.16)%	(1,641,086)

	Net Assets—100.00%	$1,014,793,696

Ariel Focus Fund

Number of Shares	Common Stocks—97.84%	Value

	Basic Materials—9.46%
69,021	Mosaic Co.	$3,335,785
130,161	Barrick Gold Corp.	2,017,496
		5,353,281

	Consumer Discretionary—12.65%
92,689	BorgWarner, Inc.	2,910,435
37,109	Madison Square Garden Entertainment Corp.(a)	1,636,136
10,024	Madison Square Garden Sports Corp.(a)	1,369,880
26,016	Boyd Gaming Corp.	1,239,662
		7,156,113

	Energy—6.62%
109,470	APA Corp.	3,742,779

	Financials—28.10%
41,536	BOK Financial Corp.	3,690,889
11,454	Goldman Sachs Group, Inc.	3,356,595
28,875	Northern Trust Corp.	2,470,545
63,960	Lazard, Ltd., Class A	2,035,847
40,643	Bank of New York Mellon Corp.	1,565,568

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	31

Schedules of investments	09/30/22

Ariel Focus Fund (continued)

Number of Shares	Common Stocks—97.84%	Value

	Financials—28.10%
26,654	First American Financial Corp.	$1,228,749
19,732	KKR & Co., Inc.	848,476
23,305	Bank of America Corp	703,811
		15,900,480

	Health Care—11.71%
13,891	Johnson & Johnson	2,269,234
10,111	Laboratory Corp. of America Holdings	2,070,834
11,334	Zimmer Biomet Holdings, Inc.	1,184,970
111,392	ZimVie, Inc.(a)	1,099,439
		6,624,477

	Industrials—25.49%
14,576	Snap-on, Inc.	2,934,878
143,401	Resideo Technologies, Inc.(a)	2,733,223
7,019	Lockheed Martin Corp.	2,711,370
21,235	Mohawk Industries, Inc.(a)	1,936,420
140,431	Western Union Co.	1,895,818
7,532	Generac Holdings, Inc.(a)	1,341,750
3,312	Zebra Technologies Corp.(a)	867,777
		14,421,236

	Technology—3.81%
35,307	Oracle Corp.	2,156,198

	Total Common Stocks (Cost $52,605,333)	55,354,564

Number of Shares	Short-Term Investments—2.43%	Value

1,375,026	Northern Institutional Treasury Portfolio, 2.38%(c)	$1,375,026

	Total Short-Term Investments (Cost $1,375,026)	1,375,026

	Total Investments—100.27% (Cost $53,980,359)	56,729,590

	Other Assets less Liabilities—(0.27)%	(153,406)

	Net Assets—100.00%	$56,576,184

Ariel International Fund

Number of Shares	Common Stocks—92.10%	Value

	Belgium—0.53%
67,348	KBC Group NV	$3,195,931

	Brazil—1.66%
693,042	Telefonica Brasil SA ADR	5,211,676
215,005	TIM SA ADR	2,403,756
492,492	BB Seguridade Participacoes SA ADR	2,398,436
		10,013,868

	Canada—0.58%
293,450	Element Fleet Management Corp.	3,462,725

	China—4.36%
207,121	Baidu, Inc. ADR(a)	24,334,646
992,353	TravelSky Technology, Ltd.	1,518,870
12,924	Trip.com Group, Ltd. ADR(a)	352,954
		26,206,470

The accompanying notes are an integral part of the financial statements.
32	SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/22

Ariel International Fund (continued)

Number of Shares	Common Stocks—92.10%	Value

	Denmark—0.76%
1,325,580	H Lundbeck A/S, Class B	$4,236,826
3,362	Novo Nordisk A/S	334,915
		4,571,741

	Finland—2.65%
3,097,680	Nokia Corp.	13,298,530
617,732	Nokia Corp. ADR	2,637,716
		15,936,246

	France—9.36%
1,358,209	Michelin (CGDE)	30,431,621
159,865	Sanofi	12,173,163
220,906	BNP Paribas SA	9,330,906
17,973	Thales SA	1,980,516
14,301	Safran SA	1,301,245
17,278	Societe BIC SA	1,095,956
		56,313,407

	Germany—13.86%
337,667	Deutsche Boerse AG	55,352,657
8,023,090	Telefonica Deutschland Holding	16,221,244
44,832	Muenchener Rueckver AG	10,791,989
35,608	Fresenius Medical Care AG & Co. KGaA	1,003,185
		83,369,075

	Hong Kong—2.18%
1,737,500	CLP Holdings, Ltd.	13,131,569

	Italy—4.64%
5,498,419	Snam SpA	22,224,244
1,225,252	Italgas SpA	5,689,766
		27,914,010

	Japan—11.65%
1,548,600	Subaru Corp.	23,402,977
600,400	Bridgestone Corp.	19,417,485
213,300	Secom Co., Ltd.	12,162,175
190,000	Nintendo Co., Ltd.	7,663,518
101,000	Sankyo Co., Ltd.	3,057,937
97,700	Japan Tobacco, Inc.	1,605,480
47,400	Mabuchi Motor Co., Ltd.	1,286,992
40,400	Ono Pharmaceutical Co., Ltd.	943,693
6,200	Daito Trust Construction Co., Ltd.	579,962
		70,120,219

	Luxembourg—0.37%
69,843	RTL Group	2,209,936

	Netherlands—4.54%
1,073,237	Koninklijke Ahold Delhaize NV	27,336,899

	Peru—1.28%
62,823	Credicorp, Ltd.	7,714,664

	Portugal—0.10%
32,940	Jeronimo Martins SGPS SA	613,456

	Singapore—0.14%
131,300	Singapore Exchange, Ltd.	861,378

The accompanying notes are an integral part of the financial statements.
ARIELINVESTMENTS.COM	33

Schedules of investments	09/30/22

Ariel International Fund (continued)

Number of Shares	Common Stocks—92.10%	Value

	Spain—5.11%

1,870,564	Endesa SA	$28,095,048

446,753	Tecnicas Reunidas SA(a)	2,624,824

		30,719,872

	Switzerland—9.36%

150,002	Roche Holding AG	48,830,567

81,458	Novartis AG	6,210,113

11,939	Nestle SA	1,291,290

		56,331,970

	United Kingdom—11.45%

2,076,482	GSK plc	29,990,026

10,362,619	Direct Line Insurance Group plc	21,379,726

2,055,579	Haleon plc(a)	6,409,226

234,479	Admiral Group plc	4,981,186

2,429,637	Vodafone Group plc	2,719,250

154,871	Close Brothers Group plc	1,594,058

15,287	Reckitt Benckiser Group plc	1,013,245

36,083	St. James’s Place plc	410,920

7,222	AstraZeneca plc ADR	396,054

		68,893,691

	United States—7.52%

457,465	Philip Morris International, Inc.	37,974,170

65,108	Check Point Software Technologies, Ltd.(a)	7,293,398

		45,267,568

	Total Common Stocks (Cost $601,270,827)	554,184,695

Number of Shares	Short-Term Investments—4.05%	Value

24,406,746	Northern Institutional Treasury Portfolio, 2.38%(c)	$24,406,746

	Total Short-Term Investments (Cost $24,406,746)	24,406,746

	Total Investments—96.15% (Cost $625,677,573)	578,591,441

	Foreign Currency, Other Assets less Liabilities—3.85%	23,140,735

	Net Assets—100.00%	$601,732,176

The accompanying notes are an integral part of the financial statements.

34   SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/22

Ariel International Fund (continued)

Open Forward Currency Contracts as of September 30, 2022

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

11/22/2022	UBS AG	USD	18,098,448	CNH	124,926,346	$583,721

Subtotal UBS AG						583,721

11/22/2022	JPMorgan Chase	USD	3,189,043	CAD	4,164,989	173,863

11/22/2022	JPMorgan Chase	USD	26,532,792	EUR	26,287,175	672,253

Subtotal JPMorgan Chase						846,116

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$1,429,837

Open Forward Currency Contracts with Unrealized Depreciation

11/22/2022	UBS AG	AUD	12,079,093	EUR	8,291,143	(424,297)

11/22/2022	UBS AG	NOK	10,025,320	EUR	1,021,694	(83,461)

11/22/2022	UBS AG	SEK	23,688,249	EUR	2,217,036	(40,649)

11/22/2022	UBS AG	AUD	53,066,865	USD	36,717,070	(2,746,972)

11/22/2022	UBS AG	GBP	25,236,935	USD	29,585,309	(1,385,758)

11/22/2022	UBS AG	NOK	29,388,467	USD	3,019,205	(317,453)

11/22/2022	UBS AG	SEK	122,809,166	USD	11,586,224	(489,528)

11/22/2022	UBS AG	SGD	2,811,221	USD	2,015,000	(56,490)

Subtotal UBS AG						(5,544,608)

11/22/2022	Northern Trust	SEK	54,540,808	USD	5,140,437	(212,281)

11/22/2022	Northern Trust	SGD	7,815,191	USD	5,599,518	(154,864)

Subtotal Northern Trust						(367,145)

11/22/2022	JPMorgan Chase	JPY	1,331,813,422	CNH	66,915,731	(128,666)

11/22/2022	JPMorgan Chase	SGD	1,526,127	EUR	1,085,288	(4,458)

11/22/2022	JPMorgan Chase	GBP	1,876,932	USD	2,202,560	(105,291)

11/22/2022	JPMorgan Chase	JPY	4,337,692,783	USD	31,576,973	(1,440,284)

Subtotal JPMorgan Chase						(1,678,699)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(7,590,452)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$(6,160,615)

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  35

Schedules of investments	09/30/22

Ariel Global Fund

Number of Shares	Common Stocks—93.53%	Value

	Belgium—0.18%

6,045	KBC Group NV	$286,859

	Brazil—3.98%

693,364	BB Seguridade Participacoes SA	3,415,181

201,362	Telefonica Brasil SA	1,511,423

628,090	TIM SA	1,406,532

		6,333,136

	Canada—0.08%

11,298	Element Fleet Management Corp.	133,317

	Chile—0.18%

20,915	Banco Santander-Chile ADR	293,019

	China—5.86%

70,794	Baidu, Inc. ADR(a)	8,317,587

484,831	TravelSky Technology, Ltd.	742,070

9,747	Trip.com Group, Ltd. ADR(a)	266,191

		9,325,848

	Denmark—0.19%

93,261	H Lundbeck A/S, Class B	298,081

	Finland—1.63%

602,949	Nokia Corp.	2,588,497

	France—5.64%

236,695	Michelin (CGDE)	5,303,317

25,963	Sanofi	1,976,992

33,125	BNP Paribas SA	1,399,175

3,191	Safran SA	290,348

		8,969,832

	Germany—4.59%

31,720	Deutsche Boerse AG	5,199,757

5,634	Muenchener Rueckver AG	1,356,220

372,216	Telefonica Deutschland Holding	752,554

		7,308,531

	Hong Kong—0.95%

200,000	CLP Holdings, Ltd.	1,511,548

	Italy—1.05%

323,326	Snam SpA	1,306,862

77,016	Italgas SpA	357,643

		1,664,505

	Japan—4.23%

183,100	Subaru Corp.	2,767,070

69,200	Bridgestone Corp.	2,237,991

26,100	Secom Co., Ltd.	1,488,199

3,500	Nintendo Co., Ltd.	141,170

3,600	Mabuchi Motor Co., Ltd.	97,746

		6,732,176

	Luxembourg—0.10%

5,037	RTL Group	159,378

	Mexico—0.15%

69,675	Wal-Mart de Mexico SAB de CV	245,045

	Netherlands—0.69%

43,229	Koninklijke Ahold Delhaize NV	1,101,105

The accompanying notes are an integral part of the financial statements.

36   SLOW AND STEADY WINS THE RACE

Schedules of investments	09/30/22

Ariel Global Fund (continued)

Number of Shares	Common Stocks—93.53%	Value

	Peru—3.47%

44,920	Credicorp, Ltd.	$5,516,176

	South Africa—0.08%

42,909	Sanlam, Ltd.	121,370

	South Korea—2.80%

73,784	KT&G Corp.	4,455,078

	Spain—2.92%

309,693	Endesa SA	4,651,453

	Switzerland—7.42%

32,606	Roche Holding AG	10,614,322

7,997	Novartis AG	609,667

5,278	Nestle SA	570,854

		11,794,843

	Taiwan—0.54%

157,000	Catcher Technology Co., Ltd.	850,174

	United Kingdom—7.93%

485,319	GSK plc	7,009,321

1,342,071	Direct Line Insurance Group plc	2,768,905

484,384	Haleon plc(a)	1,510,293

22,215	Admiral Group plc	471,927

313,480	Vodafone Group plc	350,847

3,714	Reckitt Benckiser Group plc	246,170

12,988	Vodafone Group plc ADR	147,154

11,068	Close Brothers Group plc	113,921

		12,618,538

	United States—38.87%

58,732	Microsoft Corp.	13,678,683

150,305	Gilead Sciences, Inc.	9,272,315

105,760	Philip Morris International, Inc.	8,779,138

297,623	Equity Commonwealth	7,250,096

39,252	Johnson & Johnson	6,412,207

114,022	Verizon Communications, Inc.	4,329,415

50,498	Bristol-Myers Squibb Co.	3,589,903

39,738	Amdocs, Ltd.	3,157,184

41,033	NetApp, Inc.	2,537,891

10,504	Check Point Software Technologies, Ltd.(a)	1,176,658

24,350	Tapestry, Inc.	692,271

12,702	U.S. Bancorp	512,145

1,646	Berkshire Hathaway, Inc., Class B(a)	439,515

		61,827,421

	Total Common Stocks (Cost $146,579,078)	148,785,930

Number of Shares	Short-Term Investments—3.53%	Value

5,621,741	Northern Institutional Treasury Portfolio, 2.38%(c)	$5,621,741

	Total Short-Term Investments (Cost $5,621,741)	5,621,741

	Total Investments—97.06% (Cost $152,200,819)	154,407,671

	Foreign Currency, Other Assets less Liabilities—2.94%	4,669,085

	Net Assets—100.00%	$159,076,756

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  37

Schedules of investments	09/30/22

Ariel Global Fund (continued)

Open Forward Currency Contracts as of September 30, 2022

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

11/22/2022	UBS	USD	513,186	CHF	495,720	$8,198

11/22/2022	UBS	USD	3,028,997	CNH	20,907,956	97,693

11/22/2022	UBS	USD	683,837	EUR	678,404	16,444

11/22/2022	UBS	USD	604,936	GBP	516,024	28,335

Subtotal UBS						150,670

11/22/2022	Northern Trust	USD	1,245,735	CHF	1,203,156	20,085

11/22/2022	Northern Trust	USD	1,894,596	CNH	13,080,441	60,713

11/22/2022	Northern Trust	SEK	2,300,133	GBP	185,007	1,108

11/22/2022	Northern Trust	USD	376,630	GBP	321,420	17,478

11/22/2022	Northern Trust	CNH	8,737,304	USD	1,217,760	7,214

Subtotal Northern Trust						106,598

11/22/2022	JPMorgan Chase	USD	4,245,852	CHF	4,094,113	75,193

11/22/2022	JPMorgan Chase	USD	12,071,285	EUR	11,959,540	305,846

11/22/2022	JPMorgan Chase	USD	5,915,491	GBP	5,040,940	282,784

11/22/2022	JPMorgan Chase	USD	2,835,801	JPY	389,550,694	129,346

Subtotal JPMorgan Chase						793,169

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$1,050,437

Open Forward Currency Contracts with Unrealized Depreciation

11/22/2022	UBS	AUD	876,931	CHF	586,082	(35,683)

11/22/2022	UBS	CAD	999,772	EUR	761,334	(25,208)

11/22/2022	UBS	NOK	1,821,024	EUR	185,583	(15,160)

11/22/2022	UBS	CAD	495,803	USD	380,597	(21,668)

Subtotal UBS						(97,719)

11/22/2022	Northern Trust	SGD	761,155	USD	545,361	(15,083)

Subtotal Northern Trust						(15,083)

11/22/2022	JPMorgan Chase	AUD	1,170,133	CHF	780,754	(46,305)

11/22/2022	JPMorgan Chase	CAD	4,110,954	CHF	3,037,408	(118,135)

11/22/2022	JPMorgan Chase	AUD	1,522,227	EUR	1,043,745	(52,370)

Subtotal JPMorgan Chase						(216,810)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(329,612)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$720,825

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the 7-day current yield as of September 30, 2022.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

38   SLOW AND STEADY WINS THE RACE

Statements of assets & liabilities	09/30/22

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund

Assets

Investments in Unaffiliated Issuers, at Value (cost $2,010,999,756, $859,226,754 and $52,605,333, respectively)	$2,150,453,442		$1,003,985,999	$55,354,564

Investments in Affiliated Issuers, at Value (cost $142,071,229)	147,549,546	(a)	—	—

Short-Term Investments, at Value (cost $34,377, $12,448,783 and $1,375,026, respectively)	34,377		12,448,783	1,375,026

Dividends and Interest Receivable	2,465,512		779,043	37,280

Receivable for Fund Shares Sold	7,389,497		233,767	3,994

Receivable for Securities Sold	17,357,000		—	—

Prepaid and Other Assets	20,384		8,340	464

Total Assets	2,325,269,758		1,017,455,932	56,771,328

Liabilities

Payable for Securities Purchased	4,909,026		2,139,230	150,096

Payable for Fund Shares Redeemed	650,763		282,876	8,641

Other Liabilities	475,759		240,130	36,407

Total Liabilities	6,035,548		2,662,236	195,144

Net Assets	$2,319,234,210		$1,014,793,696	$56,576,184

Net Assets Consist of

Paid-in Capital	$2,015,523,869		$765,902,465	$49,895,520

Distributable Earnings	303,710,341		248,891,231	6,680,664

Net Assets	$2,319,234,210		$1,014,793,696	$56,576,184

Investor Class Shares

Net Assets	$1,110,849,361		$838,962,942	$40,428,965

Shares Outstanding (no par value, unlimited authorized)	18,372,683		23,099,079	2,958,516

Net Asset Value, Offering and Redemption Price per Share	$60.46		$36.32	$13.67

Institutional Class Shares

Net Assets	$1,208,384,849		$175,830,754	$16,147,219

Shares Outstanding (no par value, unlimited authorized)	19,927,641		4,821,668	1,178,766

Net Asset Value, Offering and Redemption Price per Share	$60.64		$36.47	$13.70

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  39

Statements of assets & liabilities	09/30/22

	Ariel International Fund	Ariel Global Fund

Assets

Investments in Unaffiliated Issuers, at Value (cost $601,270,827 and $146,579,078, respectively)	$554,184,695	$148,785,930

Short-Term Investments, at Value (cost $24,406,746 and $5,621,741, respectively)	24,406,746	5,621,741

Foreign Currencies (cost $19,741,983 and $3,066,734, respectively)	19,250,178	2,968,294

Dividends and Interest Receivable	1,968,603	711,525

Receivable for Dividend Reclaims	2,830,861	341,159

Receivable for Fund Shares Sold	5,334,010	6,364

Unrealized Appreciation on Forward Currency Contracts	1,429,837	1,050,437

Prepaid and Other Assets	8,139	1,678

Total Assets	609,413,069	159,487,128

Liabilities

Payable for Securities and Foreign Currencies Purchased	—	35,492

Payable for Fund Shares Redeemed	428	2,029

Unrealized Depreciation on Forward Currency Contracts	7,590,452	329,612

Other Liabilities	90,013	43,239

Total Liabilities	7,680,893	410,372

Net Assets	$601,732,176	$159,076,756

Net Assets Consist of

Paid-in Capital	$710,146,218	$149,640,263

Distributable Earnings	(108,414,042)	9,436,493

Net Assets	$601,732,176	$159,076,756

Investor Class Shares

Net Assets	$21,886,780	$10,781,049

Shares Outstanding (no par value, unlimited authorized)	1,903,599	692,585

Net Asset Value, Offering and Redemption Price per Share	$11.50	$15.57

Institutional Class Shares

Net Assets	$579,845,396	$148,295,707

Shares Outstanding (no par value, unlimited authorized)	51,532,353	9,833,854

Net Asset Value, Offering and Redemption Price per Share	$11.25	$15.08

The accompanying notes are an integral part of the financial statements.

40   SLOW AND STEADY WINS THE RACE

Statements of operations	YEAR ENDED 09/30/22

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund
Investment Income

Dividends

Unaffiliated Issuers	$39,264,627	(a)	$21,086,767 (a)	$1,302,541 (a)

Affiliated Issuers	106,932	(b)	—	—

Interest	122,650		128,138	7,445

Total Investment Income	39,494,209		21,214,905	1,309,986

Expenses

Management Fees	17,352,004		9,031,186	445,488

Distribution Fees (Investor Class)	3,806,982		2,585,731	125,360

Shareholder Service Fees

Investor Class	1,415,559		787,251	27,010

Institutional Class	724,055		68,435	4,723

Transfer Agent Fees and Expenses

Investor Class	241,969		168,179	9,177

Institutional Class	150,188		23,803	2,186

Printing and Postage Expenses

Investor Class	259,045		112,763	6,253

Institutional Class	64,570		11,876	1,848

Trustees’ Fees and Expenses	428,622		181,809	9,847

Professional Fees	199,521		100,047	31,789

Custody Fees and Expenses	35,045		16,008	2,647

Federal and State Registration Fees	89,968		42,795	35,755

Interest Expense	1,081		321	2

Miscellaneous Expenses	301,110		138,708	18,938

Total Expenses Before Reimbursements	25,069,719		13,268,912	721,023

Expense Reimbursements	—		—	(81,635)

Net Expenses	25,069,719		13,268,912	639,388

Net Investment Income	14,424,490		7,945,993	670,598

Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

Unaffiliated Issuers	255,880,453		129,285,977	4,452,740

Affiliated Issuers	(4,519,437	)(b)	—	—

Change in Net Unrealized Appreciation (Depreciation) on Investments

Unaffiliated Issuers	(1,037,317,996)		(366,228,469)	(15,159,975)

Affiliated Issuers	(30,342,539	)(b)	—	—

Net Gain (Loss) on Investments	(816,299,519)		(236,942,492)	(10,707,235)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(801,875,029)		$(228,996,499)	$(10,036,637)

(a)Net of $16,040, $5,246 and $18,150 in foreign taxes withheld, respectively.

(b)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  41

Statements of operations	YEAR ENDED 09/30/22

	Ariel International Fund	Ariel Global Fund

Investment Income

Dividends

Unaffiliated Issuers	$25,483,502(a)	$5,603,776(a)

Interest	165,015	29,133

Total Investment Income	25,648,517	5,632,909

Expenses

Management Fees	6,019,088	1,458,687

Distribution Fees (Investor Class)	59,708	30,159

Shareholder Service Fees

Investor Class	24,827	9,235

Institutional Class	204,916	14,318

Transfer Agent Fees and Expenses

Investor Class	5,537	4,566

Institutional Class	72,299	17,120

Printing and Postage Expenses

Investor Class	1,137	1,447

Institutional Class	8,022	2,995

Trustees’ Fees and Expenses	108,099	25,888

Professional Fees	74,806	45,320

Custody Fees and Expenses	299,984	57,586

Administration Fees	54,785	19,370

Fund Accounting Fees	36,250	12,522

Federal and State Registration Fees	44,706	36,455

Interest Expense	17	137

Miscellaneous Expenses	87,536	28,300

Total Expenses Before Reimbursements	7,101,717	1,764,105

Expense Reimbursements	(420,958)	(129,249)

Net Expenses	6,680,759	1,634,856

Net Investment Income	18,967,758	3,998,053

Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on

Investments	(181,135)	628,018

Translation of Assets and Liabilities in Foreign Currencies	(941,338)	(1,117,736)

Forward Currency Contracts	(19,379,880)	5,869,067

Total	(20,502,353)	5,379,349

Change in Net Unrealized Appreciation (Depreciation) on

Investments	(138,768,884)	(24,984,764)

Translation of Assets and Liabilities in Foreign Currencies	(416,682)	(143,329)

Forward Currency Contracts	(3,307,069)	223,216

Total	(142,492,635)	(24,904,877)

Net Gain (Loss) on Investments	(162,994,988)	(19,525,528)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(144,027,230)	$(15,527,475)

(a)Net of $2,379,810 and $354,567 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

42   SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

Operations

Net Investment Income (Loss)	$14,424,490	$7,025,467	$7,945,993	$7,956,690

Net Realized Gain (Loss) on Investments	251,361,016	160,029,340	129,285,977	163,468,950

Change in Net Unrealized Appreciation (Depreciation) on Investments	(1,067,660,535)	874,812,939	(366,228,469)	261,119,639

Net Increase (Decrease) in Net Assets from Operations	(801,875,029)	1,041,867,746	(228,996,499)	432,545,279

Distributions to Shareholders

Investor Class	(97,046,286)	(64,581,986)	(145,741,207)	(84,552,421)

Institutional Class	(85,453,872)	(39,817,967)	(35,858,973)	(22,647,630)

Total Distributions	(182,500,158)	(104,399,953)	(181,600,180)	(107,200,051)

Share Transactions

Value of Shares Issued

Investor Class	127,988,974	422,725,351	71,643,777	127,827,685

Institutional Class	768,348,012	597,003,947	41,844,015	95,913,994

Value of Shares Issued in Reinvestment of Dividends and Distributions

Investor Class	94,785,855	63,007,966	142,088,150	82,432,501

Institutional Class	80,208,725	38,667,730	30,147,443	21,745,195

Value of Shares Redeemed

Investor Class	(414,518,582)	(284,138,775)	(142,603,305)	(142,583,661)

Institutional Class	(405,695,734)	(314,748,184)	(86,289,132)	(115,534,957)

Net Increase (Decrease) in Net Assets from Share Transactions	251,117,250	522,518,035	56,830,948	69,800,757

Total Increase (Decrease) in Net Assets	(733,257,937)	1,459,985,828	(353,765,731)	395,145,985

Net Assets

Beginning of Year	3,052,492,147	1,592,506,319	1,368,559,427	973,413,442

End of Year	$2,319,234,210	$3,052,492,147	$1,014,793,696	$1,368,559,427

Capital Share Transactions
Investor Shares

Shares Sold	1,589,683	5,247,995	1,642,809	2,519,360

Shares Issued to Holders in Reinvestment of Dividends and Distributions	1,118,559	1,024,148	2,980,651	2,028,460

Shares Redeemed	(5,238,249)	(3,676,478)	(3,146,326)	(2,983,856)

Net Increase (Decrease)	(2,530,007)	2,595,665	1,477,134	1,563,964

Institutional Shares

Shares Sold	9,487,952	7,435,305	913,369	1,996,054

Shares Issued to Holders in Reinvestment of Dividends and Distributions	946,169	624,851	630,081	532,800

Shares Redeemed	(5,433,354)	(4,075,453)	(1,953,945)	(2,340,171)

Net Increase (Decrease)	5,000,767	3,984,703	(410,495)	188,683

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  43

Statements of changes in net assets

	Ariel Focus Fund

	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations

Net Investment Income (Loss)	$670,598	$606,624

Net Realized Gain (Loss) on Investments	4,452,740	1,587,303

Change in Net Unrealized Appreciation (Depreciation) on Investments	(15,159,975)	14,156,335

Net Increase (Decrease) in Net Assets from Operations	(10,036,637)	16,350,262

Distributions to Shareholders

Investor Class	(1,693,729)	(904,539)

Institutional Class	(625,242)	(385,448)

Total Distributions	(2,318,971)	(1,289,987)

Share Transactions

Value of Shares Issued

Investor Class	10,615,733	32,260,389

Institutional Class	1,997,436	1,049,412

Value of Shares Issued in Reinvestment of Dividends and Distributions

Investor Class	1,485,236	774,921

Institutional Class	620,010	382,043

Value of Shares Redeemed

Investor Class	(6,480,100)	(31,467,695)

Institutional Class	(862,549)	(1,087,605)

Net Increase (Decrease) in Net Assets from Share Transactions	7,375,766	1,911,465

Total Increase (Decrease) in Net Assets	(4,979,842)	16,971,740

Net Assets

Beginning of Year	61,556,026	44,584,286

End of Year	$56,576,184	$61,556,026

Capital Share Transactions
Investor Shares

Shares Sold	634,013	1,805,096

Shares Issued to Holders in Reinvestment of Dividends and Distributions	88,283	57,611

Shares Redeemed	(397,016)	(1,854,405)

Net Increase (Decrease)	325,280	8,302

Institutional Shares

Shares Sold	121,933	63,570

Shares Issued to Holders in Reinvestment of Dividends and Distributions	36,841	28,339

Shares Redeemed	(52,213)	(68,083)

Net Increase (Decrease)	106,561	23,826

The accompanying notes are an integral part of the financial statements.

44   SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations

Net Investment Income (Loss)	$18,967,758	$21,706,821	$3,998,053	$3,088,085

Net Realized Gain (Loss) on Investments, Foreign Currency Translations and Forward Currency Contracts	(20,502,353)	(4,991,214)	5,379,349	2,086,775

Change in Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Translations and Forward Currency Contracts	(142,492,635)	41,295,849	(24,904,877)	11,752,601

Net Increase (Decrease) in Net Assets from Operations	(144,027,230)	58,011,456	(15,527,475)	16,927,461

Distributions to Shareholders

Investor Class	(627,843)	(325,333)	(249,792)	(102,891)

Institutional Class	(20,372,157)	(11,974,667)	(3,825,208)	(1,247,109)

Total Distributions	(21,000,000)	(12,300,000)	(4,075,000)	(1,350,000)

Share Transactions

Value of Shares Issued

Investor Class	9,736,084	7,333,745	1,834,580	1,781,480

Institutional Class	145,069,392	267,567,405	10,987,380	103,360,504

Value of Shares Issued in Reinvestment of Dividends and Distributions

Investor Class	591,486	301,565	210,705	87,285

Institutional Class	19,721,601	11,521,695	3,814,546	1,242,779

Value of Shares Redeemed

Investor Class	(6,369,822)	(7,388,772)	(1,895,654)	(2,231,345)

Institutional Class	(263,330,220)	(85,353,399)	(45,624,774)	(16,428,111)

Net Increase (Decrease) in Net Assets from Share Transactions	(94,581,479)	193,982,239	(30,673,217)	87,812,592

Total Increase (Decrease) in Net Assets	(259,608,709)	239,693,695	(50,275,692)	103,390,053

Net Assets

Beginning of Year	861,340,885	621,647,190	209,352,448	105,962,395

End of Year	$601,732,176	$861,340,885	$159,076,756	$209,352,448

Capital Share Transactions
Investor Shares

Shares Sold	704,165	498,033	103,166	104,448

Shares Issued to Holders in Reinvestment of Dividends and Distributions	40,540	21,162	11,719	5,339

Shares Redeemed	(455,981)	(503,624)	(105,199)	(125,736)

Net Increase (Decrease)	288,724	15,571	9,686	(15,949)

Institutional Shares

Shares Sold	10,564,298	18,510,742	656,034	6,023,154

Shares Issued to Holders in Reinvestment of Dividends and Distributions	1,383,972	827,708	219,479	78,557

Shares Redeemed	(18,655,274)	(5,881,891)	(2,575,831)	(970,952)

Net Increase (Decrease)	(6,707,004)	13,456,559	(1,700,318)	5,130,759

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  45

Financial highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$85.09	$54.40	$63.40	$74.58	$69.11
Income from Investment Operations
Net Investment Income (Loss)	0.39	(0.04)	0.50	0.65	0.57
Net Realized and Unrealized Gain (Loss) on Investments	(20.38)	34.33	(5.72)	(6.10)	9.31

Total from Investment Operations	(19.99)	34.29	(5.22)	(5.45)	9.88

Distributions to Shareholders
Dividends from Net Investment Income	(0.03)	(0.20)	(0.55)	(0.59)	(0.48)
Distributions from Capital Gains	(4.61)	(3.40)	(3.23)	(5.14)	(3.93)

Total Distributions	(4.64)	(3.60)	(3.78)	(5.73)	(4.41)

Net Asset Value, End of Year	$60.46	$85.09	$54.40	$63.40	$74.58

Total Return	(25.05)%	65.59%	(9.03)%	(7.17)%	14.98%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$1,110,849	$1,778,696	$995,861	$1,302,745	$1,587,936
Ratio of Expenses to Average Net Assets	0.98%	1.00%	1.04%	1.02%	1.01%
Ratio of Net Investment Income to Average Net Assets	0.31%	0.15%	0.70%	0.97%	0.74%
Portfolio Turnover Rate	33%	24%	23%	22%	19%

	Year Ended September 30

Ariel Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$85.34	$54.53	$63.55	$74.78	$69.28
Income from Investment Operations
Net Investment Income (Loss)	0.38	0.25	0.58	0.74	0.73
Net Realized and Unrealized Gain (Loss) on Investments	(20.17)	34.34	(5.62)	(6.03)	9.38

Total from Investment Operations	(19.79)	34.59	(5.04)	(5.29)	10.11

Distributions to Shareholders
Dividends from Net Investment Income	(0.30)	(0.38)	(0.75)	(0.80)	(0.68)
Distributions from Capital Gains	(4.61)	(3.40)	(3.23)	(5.14)	(3.93)

Total Distributions	(4.91)	(3.78)	(3.98)	(5.94)	(4.61)

Net Asset Value, End of Year	$60.64	$85.34	$54.53	$63.55	$74.78

Total Return	(24.82)%	66.12%	(8.74)%	(6.86)%	15.30%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$1,208,385	$1,273,796	$596,645	$742,864	$673,273
Ratio of Expenses to Average Net Assets	0.67%	0.69%	0.72%	0.70%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.65%	0.45%	1.01%	1.31%	1.03%
Portfolio Turnover Rate	33%	24%	23%	22%	19%

The accompanying notes are an integral part of the financial statements.

46   SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Appreciation Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$50.93	$38.76	$44.43	$49.48	$50.91
Income from Investment Operations
Net Investment Income (Loss)	0.06	0.12	0.48	0.62	0.40
Net Realized and Unrealized Gain (Loss) on Investments	(7.89)	16.31	(2.77)	(2.83)	4.17

Total from Investment Operations	(7.83)	16.43	(2.29)	(2.21)	4.57

Distributions to Shareholders
Dividends from Net Investment Income	(0.21)	(0.24)	(0.42)	(0.42)	(0.39)
Distributions from Capital Gains	(6.57)	(4.02)	(2.96)	(2.42)	(5.61)

Total Distributions	(6.78)	(4.26)	(3.38)	(2.84)	(6.00)

Net Asset Value, End of Year	$36.32	$50.93	$38.76	$44.43	$49.48

Total Return	(18.50)%	45.27%	(5.93)%	(4.23)%	9.90%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$838,963	$1,101,184	$777,404	$996,797	$1,321,843
Ratio of Expenses to Average Net Assets	1.10%	1.12%	1.15%	1.14%	1.13%
Ratio of Net Investment Income to Average Net Assets	0.57%	0.55%	0.98%	1.05%	0.72%
Portfolio Turnover Rate	26%	24%	24%	18%	11%

	Year Ended September 30

Ariel Appreciation Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$51.10	$38.86	$44.55	$49.64	$51.07
Income from Investment Operations
Net Investment Income (Loss)	0.29	0.36	0.60	0.59	0.48
Net Realized and Unrealized Gain (Loss) on Investments	(8.00)	16.26	(2.77)	(2.68)	4.25

Total from Investment Operations	(7.71)	16.62	(2.17)	(2.09)	4.73

Distributions to Shareholders
Dividends from Net Investment Income	(0.35)	(0.36)	(0.56)	(0.58)	(0.55)
Distributions from Capital Gains	(6.57)	(4.02)	(2.96)	(2.42)	(5.61)

Total Distributions	(6.92)	(4.38)	(3.52)	(3.00)	(6.16)

Net Asset Value, End of Year	$36.47	$51.10	$38.86	$44.55	$49.64

Total Return	(18.24)%	45.74%	(5.65)%	(3.91)%	10.21%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$175,831	$267,375	$196,009	$298,211	$267,831
Ratio of Expenses to Average Net Assets	0.79%	0.81%	0.84%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.87%	1.26%	1.39%	1.03%
Portfolio Turnover Rate	26%	24%	24%	18%	11%

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  47

Financial highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Focus Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$16.60	$12.13	$12.89	$14.77	$13.71
Income from Investment Operations
Net Investment Income (Loss)	0.13	0.16	0.18	0.16	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(2.50)	4.65	(0.80)	(1.20)	1.71

Total from Investment Operations	(2.37)	4.81	(0.62)	(1.04)	1.84

Distributions to Shareholders
Dividends from Net Investment Income	(0.14)	(0.12)	(0.14)	(0.13)	(0.11)
Distributions from Capital Gains	(0.42)	(0.22)	—	(0.71)	(0.67)

Total Distributions	(0.56)	(0.34)	(0.14)	(0.84)	(0.78)

Net Asset Value, End of Year	$13.67	$16.60	$12.13	$12.89	$14.77

Total Return	(14.91)%	40.39%	(4.91)%	(6.86)%	14.26%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$40,429	$43,721	$31,852	$40,770	$44,964
Ratio of Expenses to Average Net Assets, Including Waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.13%	1.20%	1.25%	1.23%	1.20%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	0.91%	0.92%	1.23%	1.30%	0.98%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	0.78%	0.72%	0.98%	1.07%	0.78%
Portfolio Turnover Rate	33%	63%	22%	18%	27%

	Year Ended September 30

Ariel Focus Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$16.63	$12.14	$12.89	$14.77	$13.69
Income from Investment Operations
Net Investment Income (Loss)	0.18	0.18	0.19	0.19	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(2.52)	4.67	(0.78)	(1.20)	1.71

Total from Investment Operations	(2.34)	4.85	(0.59)	(1.01)	1.88

Distributions to Shareholders
Dividends from Net Investment Income	(0.17)	(0.14)	(0.16)	(0.16)	(0.13)
Distributions from Capital Gains	(0.42)	(0.22)	—	(0.71)	(0.67)

Total Distributions	(0.59)	(0.36)	(0.16)	(0.87)	(0.80)

Net Asset Value, End of Year	$13.70	$16.63	$12.14	$12.89	$14.77

Total Return	(14.72)%	40.73%	(4.69)%	(6.56)%	14.54%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$16,147	$17,835	$12,732	$15,552	$20,929
Ratio of Expenses to Average Net Assets, Including Waivers	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.85%	0.86%	0.89%	0.89%	0.86%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.17%	1.14%	1.47%	1.54%	1.24%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.07%	1.03%	1.33%	1.40%	1.13%
Portfolio Turnover Rate	33%	63%	22%	18%	27%

The accompanying notes are an integral part of the financial statements.

48   SLOW AND STEADY WINS THE RACE

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel International Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$14.69	$13.68	$13.42	$13.91	$14.23
Income from Investment Operations
Net Investment Income (Loss)	0.14	0.36	0.36	0.79	0.37
Net Realized and Unrealized Gain (Loss) on Investments	(2.95)	0.86	0.12	(1.13)	(0.44)

Total from Investment Operations	(2.81)	1.22	0.48	(0.34)	(0.07)

Distributions to Shareholders
Dividends from Net Investment Income	(0.38)	(0.21)	(0.22)	(0.12)	(0.10)
Distributions from Capital Gains	—	—	—	(0.03)	(0.15)

Total Distributions	(0.38)	(0.21)	(0.22)	(0.15)	(0.25)

Net Asset Value, End of Year	$11.50	$14.69	$13.68	$13.42	$13.91

Total Return	(19.70)%	9.00%	3.57%	(2.39)%	(0.49)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$21,887	$23,717	$21,877	$24,849	$54,169
Ratio of Expenses to Average Net Assets, Including Waivers	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.28%	1.30%	1.33%	1.32%	1.31%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	2.27%	2.41%	1.69%	1.94%	1.80%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	2.12%	2.24%	1.49%	1.75%	1.62%
Portfolio Turnover Rate	20%	22%	24%	20%	8%

	Year Ended September 30

Ariel International Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$14.38	$13.39	$13.18	$13.68	$13.99
Income from Investment Operations
Net Investment Income (Loss)	0.41	0.34	0.29	0.29	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(3.13)	0.89	0.20	(0.60)	(0.26)

Total from Investment Operations	(2.72)	1.23	0.49	(0.31)	(0.03)

Distributions to Shareholders
Dividends from Net Investment Income	(0.41)	(0.24)	(0.28)	(0.16)	(0.13)
Distributions from Capital Gains	—	—	—	(0.03)	(0.15)

Total Distributions	(0.41)	(0.24)	(0.28)	(0.19)	(0.28)

Net Asset Value, End of Year	$11.25	$14.38	$13.39	$13.18	$13.68

Total Return	(19.51)%	9.26%	3.74%	(2.13)%	(0.17)%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$579,845	$837,624	$599,770	$722,616	$620,017
Ratio of Expenses to Average Net Assets, Including Waivers	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.93%	0.93%	0.96%	0.93%	0.93%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	2.53%	2.75%	1.98%	2.49%	2.23%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	2.48%	2.70%	1.90%	2.44%	2.18%
Portfolio Turnover Rate	20%	22%	24%	20%	8%

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  49

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Global Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$17.65	$15.36	$15.40	$16.48	$16.05
Income from Investment Operations
Net Investment Income (Loss)	0.34	0.31	0.27	0.32	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(2.05)	2.12	0.38	(0.92)	0.94

Total from Investment Operations	(1.71)	2.43	0.65	(0.60)	1.13

Distributions to Shareholders
Dividends from Net Investment Income	(0.37)	(0.14)	(0.31)	(0.32)	(0.16)
Distributions from Capital Gains	—	—	(0.38)	(0.16)	(0.54)

Total Distributions	(0.37)	(0.14)	(0.69)	(0.48)	(0.70)

Net Asset Value, End of Year	$15.57	$17.65	$15.36	$15.40	$16.48

Total Return	(9.99)%	15.91%	4.23%	(3.41)%	7.38%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$10,781	$12,053	$10,733	$12,159	$14,798
Ratio of Expenses to Average Net Assets, Including Waivers	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.30%	1.36%	1.46%	1.44%	1.46%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.93%	1.73%	1.61%	1.85%	1.60%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.76%	1.50%	1.28%	1.54%	1.27%
Portfolio Turnover Rate	19%	24%	23%	29%	11%

	Year Ended September 30

Ariel Global Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$17.11	$14.87	$14.92	$15.98	$15.57
Income from Investment Operations
Net Investment Income (Loss)	0.43	0.25	0.21	0.39	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(2.05)	2.15	0.45	(0.93)	0.89

Total from Investment Operations	(1.62)	2.40	0.66	(0.54)	1.13

Distributions to Shareholders
Dividends from Net Investment Income	(0.41)	(0.16)	(0.33)	(0.36)	(0.18)
Distributions from Capital Gains	—	—	(0.38)	(0.16)	(0.54)

Total Distributions	(0.41)	(0.16)	(0.71)	(0.52)	(0.72)

Net Asset Value, End of Year	$15.08	$17.11	$14.87	$14.92	$15.98

Total Return	(9.81)%	16.26%	4.48%	(3.18)%	7.63%

Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$148,296	$197,299	$95,229	$73,724	$119,609
Ratio of Expenses to Average Net Assets, Including Waivers	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.94%	0.95%	1.01%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	2.21%	2.16%	1.93%	2.07%	1.88%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	2.15%	2.09%	1.80%	1.96%	1.78%
Portfolio Turnover Rate	19%	24%	23%	29%	11%

The accompanying notes are an integral part of the financial statements.

50   SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/22

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by Ariel Investments, LLC (the “Adviser” or “Ariel”) for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—On September 8, 2022, Rule 2a-5 under the 1940 Act became effective. Rule 2a-5 provides a standard framework for fund valuation practices and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Rule also defines when market quotations are “readily available” and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The Board of Trustees (the “Board”) has designated Ariel as the Trust’s valuation designee and approved amended valuation policies and procedures for the Trust, which were adopted by Ariel to comply with the requirements of the Rule. As the valuation designee, the Adviser performs certain fair value functions, including performing fair value determinations and providing quarterly valuation reporting and notifications of any material valuation matters to the Board. Prior to the effective date of this Rule, in situations when the value of a portfolio investment may have been materially affected by a significant event or when market quotations were not readily available, the fair value of such security was determined in good faith in accordance with procedures established by the Board of Trustees.

Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event that the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with the valuation procedures.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with the Funds’ valuation procedures.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Non-cash dividends are recorded as investment income at the fair value of the assets received.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events occurring after September 30, 2022 through the date the financial statements were issued and determined that there were no such events that would require adjustment to or additional disclosure in these financial statements.

ARIELINVESTMENTS.COM  51

Notes to the financial statements	09/30/22

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of September 30, 2022 in valuing the Funds’ investments carried at fair value:

		Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1		$2,298,037,365	$1,016,434,782	$56,729,590
Level 2		—	—	—
Level 3		—	—	—

Total Investments		$2,298,037,365	$1,016,434,782	$56,729,590

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common Stocks
Communication Services	$31,950,078	$28,813,948	$—	$60,764,026
Consumer Discretionary	352,954	76,310,020	—	76,662,974
Consumer Staples	44,383,396	31,860,370	—	76,243,766
Energy	—	2,624,824	—	2,624,824
Financials	13,575,825	107,898,751	—	121,474,576
Health Care	396,054	103,722,488	—	104,118,542
Industrials	—	17,826,884	—	17,826,884
Information Technology	9,931,114	14,817,400	—	24,748,514
Real Estate	—	579,962	—	579,962
Utilities	—	69,140,627	—	69,140,627

Total Common Stocks	$100,589,421	$453,595,274	$—	$554,184,695
Short-Term Investments	24,406,746	—	—	24,406,746

Total Investments	$124,996,167	$453,595,274	$—	$578,591,441

Other Financial Instruments
Forward Currency Contracts^	$—	$(6,160,615)	$—	$(6,160,615)

52   SLOW AND STEADY WINS THE RACE

Notes to the financial statements	09/30/22

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common Stocks
Communication Services	$15,712,111	$1,403,949	$—	$17,116,060
Consumer Discretionary	958,462	10,308,378	—	11,266,840
Consumer Staples	10,534,476	6,373,207	—	16,907,683
Financials	10,309,353	11,718,134	—	22,027,487
Health Care	19,274,425	20,508,383	—	39,782,808
Industrials	—	1,876,293	—	1,876,293
Information Technology	20,550,416	4,180,741	—	24,731,157
Real Estate	7,250,096	—	—	7,250,096
Utilities	—	7,827,506	—	7,827,506

Total Common Stocks	$84,589,339	$64,196,591	$—	$148,785,930
Short-Term Investments	5,621,741	—	—	5,621,741

Total Investments	$90,211,080	$64,196,591	$—	$154,407,671

Other Financial Instruments
Forward Currency Contracts^	$—	$720,825	$—	$720,825

*	As of September 30, 2022, the Level 2 investments held were securities subject to fair valuation and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”) that govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as Distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of Distributable earnings. The Funds record realized gain (loss) when a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

ARIELINVESTMENTS.COM  53

Notes to the financial statements	09/30/22

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

NOTE THREE  |  INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2022 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund		Ariel Global Fund

Purchases	$1,102,518,623	$320,320,203	$26,828,043	$142,098,269		$33,224,611
Sales	966,082,729	424,905,770	21,384,173	250,012,252		53,537,826

NOTE FOUR | INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2019 – 2022), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at September 30, 2022 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund		Ariel Global Fund

Cost of investments	$2,192,568,915	$871,936,173	$54,485,118	$637,237,987		$153,553,868

Gross unrealized appreciation	430,272,803	253,193,624	11,214,473	52,143,490		17,472,264

Gross unrealized depreciation	(324,804,353)	(108,695,015)	(8,970,001)	(111,005,848)		(16,633,544)

Net unrealized appreciation (depreciation)	$105,468,450	$144,498,609	$2,244,472		$(58,862,358)	$838,720

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

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Notes to the financial statements	09/30/22

Distributions —The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund

	09/30/22	09/30/21	09/30/22	09/30/21	09/30/22	09/30/21

Distributions From

Ordinary Income	$41,999,989	$8,000,000	$34,700,053	$7,200,001	$945,990	$470,000

Long-Term Capital Gains	140,500,169	96,399,953	146,900,127	100,000,050	1,372,981	819,987

Total Distributions	$182,500,158	$104,399,953	$181,600,180	$107,200,051	$2,318,971	$1,289,987

	Ariel International Fund		Ariel Global Fund

	09/30/22	09/30/21	09/30/22	09/30/21

Distributions From

Ordinary Income	$21,000,000	$12,300,000	$4,075,000	$1,350,000

Long-Term Capital Gains	—	—	—	—

Total Distributions	$21,000,000	$12,300,000	$4,075,000	$1,350,000

Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to merger adjustments, foreign currency, distribution reclassifications or the utilization of a portion of payments made to redeeming shareholders as a distribution for income tax purposes. Reclassifications recorded at September 30, 2022 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Paid in Capital	$24,723,143	$8,200,000	$180,000	$—	$—

Undistributed Net Investment Income (Loss)	(397,798)	(192,228)	—	(20,294,100)	4,903,282

Accumulated Net Realized Gain (Loss)	(24,325,345)	(8,007,772)	(180,000)	20,294,100	(4,903,282)

The components of accumulated earnings at September 30, 2022 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Undistributed Ordinary Income	$7,460,808	$8,514,879	$1,378,508	$—	$8,090,985

Undistributed Long- Term Captial Gains	190,781,083	95,877,743	3,057,684	—	644,449

Tax Accumulated Earnings	198,241,891	104,392,622	4,436,192	—	8,735,434

Accumulated Capital and Other Losses	—	—	—	(48,765,164)	—

Unrealized Appreciation (Depreciation)	105,468,450	144,498,609	2,244,472	(59,648,878)	701,059

Total Accumulated Earnings	$303,710,341	$248,891,231	$6,680,664	$(108,414,042)	$9,436,493

At September 30, 2022, Ariel International Fund had a loss deferral of $7,475,909.

At September 30, 2022, short-term and long-term capital losses of $1,843,457 and $39,445,798, respectively, incurred by Ariel

International Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010.

During the tax year ended September 30, 2022, the Ariel International Fund and Ariel Global Fund utilized $2,098,861 and $168,315, respectively, in capital loss carry-forwards.

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Notes to the financial statements	09/30/22

On June 28, 2019, Ariel Fund acquired the assets of Ariel Discovery Fund through a tax free reorganization. Pursuant to IRS Code Sections 381 & 382, Ariel Fund is limited as to how much of Ariel Discovery Fund’s capital loss carry-forward it can use to offset its net capital gains on an annual basis. The annual limitation available to Ariel Fund is $423,143. During the tax year ended September 30, 2022, the Ariel Fund utilized $423,143 of its capital loss carry-forward.

NOTE FIVE  |  INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—The Adviser provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Average Daily Net Assets

First $500 Million	0.65%	0.75%	0.65%	0.80%	0.80%

Next $500 Million	0.60%	0.70%	0.60%	0.80%	0.80%

Over $1 Billion	0.55%	0.65%	0.55%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:

			Ariel Focus Fund

	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class

First $30 million	1.50%	1.50%	—	—

Over $30 million	1.00%	1.00%	—	—

On average daily net assets	—	—	1.00%	0.75%

Expiration of waivers*	—	—	2023	2023

	Ariel International Fund		Ariel Global Fund

	Investor Class	Institutional Class	Investor Class	Institutional Class

On average daily net assets	1.13%	0.88%	1.13%	0.88%

Expiration of waivers*	2023	2023	2023	2023

*	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the year ended September 30, 2022, distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Paid to Distributor	$3,806,982	$2,585,731	$125,360	$59,708	$30,159

Paid to Broker/Dealers	2,912,541	1,905,074	68,182	47,441	17,458

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

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Notes to the financial statements	09/30/22

NOTE SIX  |  FORWARD CURRENCY CONTRACTS

Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts as reflected in the Statements of Operations as well as the Volume of forward currency contracts measured by the number of trades during the year, and the Average notional value of the forward currency contracts for the year ended September 30, 2022 were:

	Ariel International Fund	Ariel Global Fund

Net Realized Gain (Loss) on Forward Currency Contracts	$(19,379,880)	$5,869,067

Change in Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts	$(3,307,069)	$223,216

Volume of Forward Currency Contracts	88	87

Average Notional Value of Forward Currency Contracts	$9,689,973	$2,074,187

Complete lists of forward currency contracts open as of September 30, 2022 are included in the Schedules of Investments for the respective Fund.

NOTE SEVEN  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the year ended September 30, 2022 in securities that are deemed to be an affiliated company of the Funds as of September 30, 2022:

	Share Activity				Year ended September 30, 2022

Security Name	Balance September 30, 2021	Purchases	Sales	Balance September 30, 2022	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Core Laboratories NV (Energy)*	1,190,310	2,374,715	—	3,565,025	$48,056,537	$106,932	$—	$(41,353,971)	2.1%

Adtalem Global Education, Inc. (Consumer Discretionary)	2,600,502	1,463,019	1,333,946	2,729,575	99,493,009	—	(4,519,437)	11,011,432	4.3

					$147,549,546	$106,932	$(4,519,437)	$(30,342,539)	6.4%

*This security was not deemed to be an affiliate of the Fund as of September 30, 2021.

NOTE EIGHT  |  LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Effective Rate. As of September 30, 2022, there were no outstanding borrowings under the Line.

For the year ended September 30, 2022, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate

Ariel Fund	$8,725,738	4	1.12%

Ariel Appreciation Fund	1,119,661	4	2.58%

Ariel Focus Fund	60,652	1	1.33%

Ariel International Fund	257,141	1	2.33%

Ariel Global Fund	2,308,092	2	1.08%

ARIELINVESTMENTS.COM  57

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of Ariel Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ariel Investment Trust, comprising the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), including the schedules of investments as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Ariel Investment Trust as of September 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

November 16, 2022

We have served as the auditor of one or more Ariel Investment Trust investment companies since 2011.

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Important supplemental information	09/30/22 (UNAUDITED)

2022 TAX INFORMATION

The following information for the fiscal year ended September 30, 2022 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Long term capital gain distributions paid during the year *	$140,500,169	$146,900,127	$1,372,981	$—	$—

Dividends received deduction % for corporate shareholders	31%	58%	85%	12%	39%

* Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2023. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH

Pursuant to Section 853 of the Internal Revenue Code, Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund

Creditable foreign taxes paid	$2,336,197	$337,839

Per share amount	$0.0453	$0.0344

Portion of ordinary income distribution derived from foreign sourced income*	92.09%	67.83%

* None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ website at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

ARIELINVESTMENTS.COM  59

Fund expense example	09/30/22 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2022 -September 30, 2022.

ACTUAL EXPENSES

The left portion of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)

Fund and Return	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Expenses Paid During Period	Ending Account Value 09/30/22	Expenses Paid During Period	Annualized Expense Ratio

Ariel Fund
Investor Class	$1,000.00	$762.70	$4.33	$1,020.16	$4.96	0.98%
Institutional Class	1,000.00	763.90	3.01	1,021.66	3.45	0.68%

Ariel Appreciation Fund
Investor Class	$1,000.00	$797.70	$4.96	$1,019.55	$5.57	1.10%
Institutional Class	1,000.00	799.10	3.56	1,021.11	4.00	0.79%

Ariel Focus Fund
Investor Class	$1,000.00	$779.80	$4.46	$1,020.05	$5.06	1.00%
Institutional Class	1,000.00	780.60	3.35	1,021.31	3.80	0.75%

Ariel International Fund
Investor Class	$1,000.00	$791.50	$5.07	$1,019.40	$5.72	1.13%
Institutional Class	1,000.00	792.30	3.95	1,020.66	4.46	0.88%

Ariel Global Fund
Investor Class	$1,000.00	$851.30	$5.24	$1,019.40	$5.72	1.13%
Institutional Class	1,000.00	852.50	4.09	1,020.66	4.46	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

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Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

INDEPENDENT TRUSTEES:

William C. Dietrich Age: 73	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 1986	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009

Eric H. Holder, Jr. Age: 71	Trustee, Chair of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected; Trustee since 2019	Partner, Covington & Burling since 2015

Christopher G. Kennedy Age: 59	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected; Trustee since 1994	Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder (2012) and Chairman (2012-2018, Emeritus since 2018), Top Box Foods	Interface Inc.

Kim Y. Lew Age: 56	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020

Stephen C. Mills Age: 62	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2015	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.

James M. Williams Age: 74	Trustee, Chair of Management Contracts Committee, Member of Governance and Audit Committees	Indefinite, until successor elected; Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 90 SEI Mutual Fund portfolios)

INTERESTED TRUSTEES:

Mellody L. Hobson Age: 53	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected; Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.

John W. Rogers, Jr. Age: 64	Trustee	Indefinite, until successor elected; Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	McDonald’s Corporation; Nike, Inc.; Ryan Specialty Group Holdings, Inc.; The New York Times Company

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Mareilé B. Cusack Age: 64	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected; Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008

Wendy D. Fox Age: 60	Chief Compliance Officer and Vice President	Indefinite, until successor elected; Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017

James R. Rooney Age: 63	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected; Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

Note: Number of portfolios in complex overseen by all Officers is five. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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IMPORTANT DISCLOSURES

Risks of investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

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INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

Indexes are unmanaged. An investor cannot invest directly in an index.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Inception of this benchmark is July 1, 1995. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Inception of this benchmark is June 1, 1990. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is February 1, 1995. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The inception date of this benchmark is November 1, 1991. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is January 1, 1987. This index pertains to Ariel Focus Fund.

The S&P 500® Index is widely regarded as the best gauge of large-cap U.S. equities. It includes 500 leading companies and covers approximately 80% of available U.S. market capitalization. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE® Index is an equity index of large and mid-cap representation across 21 Developed Markets (DM) countries around the world, excluding the U.S. and Canada. Inception of this benchmark was May 31, 1986. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an index of large and mid-cap representation across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI ex-US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an equity index of large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. Inception date of this benchmark was December 8, 1997. These indexes pertain to Ariel Global Fund.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Russell® is a trademark of London Stock Exchange Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

64   SLOW AND STEADY WINS THE RACE

The sectors shown for the Global strategies are the Global Industry Classification Standard (“GICS”). GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ARIELINVESTMENTS.COM  65

A special note to our shareholders

Your privacy is protected

At Ariel, we are committed to maintaining the confidentiality of your personal financial information. We do not sell your personal information and we do not disclose such information except as permitted or required by law, or as described below. The Funds and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Personal information that is collected from you, your representative, or other organizations, either on paper or online, may include your name and address, Social Security number or tax identification number, bank information, date of birth, investment activity and goals, account balances, transaction history, income, assets, and other confidential information.

This information is used by the Funds, or the service providers we retain, to assist us in our efforts. This may include processing transactions, servicing and maintaining your account, responding to inquiries, developing, evaluating and marketing products and services to you, or fulfilling legal and regulatory requirements. For example, we provide your personal information to the transfer agent that maintains your account records, or to companies for the purposes of printing and mailing your account statements, shareholder reports, and other information about our products and services. We may also disclose information about you at your request (i.e., sending duplicate account statements to someone you designate).

Finally, in order to improve functionality, online tools and content, the Funds may gather web-specific information to better serve you. To help us evaluate and develop new online materials, we may disclose this information to our service providers. Our technologies do not identify you by name or by account number.

66   SLOW AND STEADY WINS THE RACE

The materials used to produce this report were sourced responsibly.

The paper used along with the packaging are all recyclable.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com

•	linkedin.com/company/ariel-investments

•	instagram.com/arielinvestments

•	twitter.com/arielinvests

What’s inside

•	Shopping in Our Closet Co-CEOs Mellody Hobson and John W. Rogers, Jr. share why we are doubling down on the companies we view as undervalued with management teams we know best.

•	Talking Stock Vice Chairman Charlie Bobrinskoy offers his long-term outlook for the portfolio holdings that have had the largest impact on quarterly performance.

•

From Goldilocks to ‘Stagflation’ Chief Investment Officer of Global Equities Rupal Bhansali explains how investors may be impacted as central banks shift from protecting Wall Street with Quantitative Easing to defending Main Street from inflation with Quantitative Tightening.

•

Spotlights Perspectives from our domestic and global research teams on CarMax, Inc. (NYSE: KMX), Generac Holdings, Inc. (NYSE: GNRC), Koninklijke Ahold Delhaize N.V. (OTCMKTS: ADRNY), and The J.M. Smucker Company (NYSE: SJM).

Slow and steady wins the race	TPI (3,450) ©11/22 AI–03

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report, no revisions were made to the code of ethics.

A copy of the current code of ethics is available on our web site at www.arielinvestments.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, and (3) Kim Y. Lew.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2022 and September 30, 2021, were $41,900 and $113,900, respectively.

(b) Audit-Related Fees. The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2022 and September 30, 2021, were $0 and $0, respectively.

For the twelve month periods ended September 30, 2022 and September 30, 2021, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the Audit Committee of the registrant’s Board of Directors (the “Audit Committee”) for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2022 and September 30, 2021 were $ 22,050 and $ 22,050, respectively.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2022 and September 30, 2021, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees. The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2022 and September 30, 2021, were $0 and $0, respectively.

For the twelve month periods ended September 30, 2022 and September 30, 2021, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the twelve month periods ended September 30, 2022 and September 30, 2021, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $22,050 and $22,050, respectively.

For the twelve month periods ended September 30, 2022 and September 30, 2021, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 21, 2022

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: November 21, 2022